                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           CDW Computer Centers, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                   NOTICE OF





                                 ANNUAL MEETING





                                 OF SHAREHOLDERS





                                       AND





                                 PROXY STATEMENT





                                  MAY 24, 2000


                           CDW COMPUTER CENTERS, INC.
                           200 NORTH MILWAUKEE AVENUE
                          VERNON HILLS, ILLINOIS 60061





                           CDW COMPUTER CENTERS, INC.


                                 --------------

                           CDW COMPUTER CENTERS, INC.
                           200 NORTH MILWAUKEE AVENUE
                          VERNON HILLS, ILLINOIS 60061



                                                                   APRIL 7, 2000




Dear Fellow Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of CDW Computer Centers, Inc. (the "Company") scheduled for 6:00 p.m. on Wednesday, May 24, 2000, at the Company's headquarters, 200 North Milwaukee Avenue, Vernon Hills, Illinois 60061.

     The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

     Members of the Board of Directors, management and I look forward to personally greeting those shareholders who are able to attend the Annual Meeting.

     Please be sure to sign and return the enclosed proxy card whether or not you plan to attend the meeting so that your shares will be voted. You may revoke your proxy by a later dated proxy or vote in person at the meeting, if you prefer. The Board of Directors and I thank you for your continued support and hope that you will attend the meeting.

                                        Sincerely yours,




                                        /s/MICHAEL P. KRASNY
                                        --------------------

                                        Michael P. Krasny
                                        Chairman and Chief Executive Officer

                           CDW COMPUTER CENTERS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 24, 2000
                                 ---------------

     The Annual Meeting of Shareholders of CDW Computer Centers, Inc. (the "Company") will be held at 6:00 p.m. on Wednesday, May 24, 2000 at the Company's headquarters, 200 North Milwaukee Avenue, Vernon Hills, Illinois 60061 for the purpose of considering and voting on:

     1. The election of eight directors. Management's nominees are named in the accompanying Proxy Statement.

     2. The ratification of the selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for the Company for the year ending December 31, 2000.

     3. A charter amendment to increase the number of authorized shares of Common Stock.

     4.   The approval and ratification of the CDW 2000 Incentive Stock Option
          Plan.

     5.   The approval and ratification of the CDW Senior Management Incentive
          Plan.

     6. Such other business as may properly come before the meeting and all adjournments thereof.

     The Board of Directors has fixed March 31, 2000 as the record date for determining the shareholders of the Company entitled to notice of and to vote at the meeting. Only holders of record of the Company's stock at the close of business on such date will be entitled to notice of and to vote at such meeting and all adjournments.

     Even if you plan to attend the meeting, please be sure to sign, date and return the proxy in the enclosed envelope to:

                     American Stock Transfer & Trust Company
                           40 Wall Street, 46th Floor
                            New York, New York 10005
                            Attention: Proxy Section



                                             /s/ Harry J. Harczak, Jr.
                                             -------------------------
                                             Harry J. Harczak, Jr.
                                             Secretary

Vernon Hills, Illinois
April 7, 2000

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                           CDW COMPUTER CENTERS, INC.
                           200 NORTH MILWAUKEE AVENUE
                          VERNON HILLS, ILLINOIS 60061


                          -----------------------------
                                 PROXY STATEMENT

                          ANNUAL MEETING - MAY 24, 2000
                          -----------------------------


INFORMATION REGARDING PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CDW Computer Centers, Inc. (the "Company"), to be voted at the Annual Meeting of Shareholders on Wednesday, May 24, 2000 and at any and all adjournments thereof.

     This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 7, 2000. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, e-mail, facsimile, telegraph and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to their principals and the Company will reimburse them for postage and clerical expense in doing so.

     Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated by the election inspectors appointed for the meeting and they will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not-voted for purposes of determining the approval of any matter submitted to the shareholders for a vote. Shares as to which proxies have been executed will be voted as specified in the proxies. If no specification is made in an otherwise properly executed proxy, the shares will be voted "FOR" the election of management's nominees as directors and "FOR" the other proposals listed. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     Proxies may be revoked at any time prior to the exercise thereof by filing with the Secretary of the Company, at the Company's executive offices, a written revocation or a duly executed proxy bearing a later date. The executive offices of the Company are located at 200 North Milwaukee Avenue, Vernon Hills, Illinois 60061.

     UNLESS OTHERWISE INDICATED, ALL INFORMATION PROVIDED HEREIN IS GIVEN AS OF THE DATE HEREOF.

VOTING SECURITIES

     The securities of the Company entitled to be voted at the meeting consist of shares of its Common Stock, $0.01 par value ("Common Stock"). Each share of Common Stock is entitled to one vote on all matters. On March 31, 2000 (the "Record Date"), 43,333,361 shares of Common Stock were issued and outstanding. In addition, 100,000 shares are held in Treasury by the Company and are deemed issued but not outstanding.

     Only shareholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the meeting. There are no cumulative voting rights.

     Assuming a quorum is present in person or by proxy, the affirmative vote of a majority of the votes represented is required for election of the directors and passage of proposals two, four and five. The affirmative vote of a majority of the shares outstanding is required for passage of proposal three.

SHAREHOLDER PROPOSALS

     Any shareholder desirous of including any proposal in the Company's proxy soliciting material for the next regularly scheduled Annual Meeting of Shareholders (for the year ending December 31, 2000) must submit his or her proposal, in writing, directed to the Company's executive offices not later than November 25, 2000. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities Exchange Act of 1934, as amended, in order for such proposal to be included in the 2001 Proxy Statement.

     In addition, pursuant to the rules and regulations of the Securities and Exchange Commission, at the Company's 2001 Annual Meeting of Shareholders the proxy holders appointed by the Company may exercise discretionary authority when voting on a shareholder proposal properly presented at such meeting that is not included in the Company's proxy statement for such meeting if such proposal is received by the Company after February 15, 2001. If notice of a shareholder proposal is received by the Company on or prior to such date and such proposal is properly presented at the 2001 Annual Meeting but not included in the Company's proxy statement for such meeting, the proxy holders appointed by the Company may exercise discretionary authority if in such proxy statement the Company advises shareholders on the nature of such proposal and how the proxy holders appointed by the Company intend to vote on such proposal, unless the shareholder submitting such proposal satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to the Company's shareholders.

     All shareholder proposals should be directed to Harry J. Harczak, Jr., Secretary of the Company.


SECURITY OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock at February 29, 2000, except where noted below, by: (i) each person or group that is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock; (ii) each director and director nominee of the Company; (iii) each of the Named Officers (as hereinafter defined); and (iv) all directors, director nominees and executive officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective shareholders to the Company.

                                                                     COMMON STOCK
                                                               ----------------------------
                                                                AMOUNT AND
                                                                NATURE OF          PERCENT
                                                                BENEFICIAL        OF COMMON
NAME OF BENEFICIAL OWNER                                        OWNERSHIP           STOCK
------------------------                                       -----------        ---------
Michael  P. Krasny (1) (2)                                      20,909,806           48.3%
Gregory C. Zeman (1) (3)                                         4,267,314            9.9%
AMVESCAP PLC (4)                                                 2,791,250            6.4%
FMR Corp. (5)                                                    2,713,670            6.3%
Daniel B. Kass (6)                                                 880,616            2.0%
Paul A. Kozak (7)                                                    6,425               *
Harry J. Harczak, Jr.                                                1,500               *
James R. Shanks (8)                                                 19,762               *
Joseph Levy, Jr. (9)                                                55,320               *
Michelle L. Collins (10)                                            11,320               *
Casey G. Cowell                                                     18,870               *
Donald P. Jacobs                                                         0               *
Brian E. Williams                                                      800               *
All directors and officers as a group (13 persons) (11)         21,032,790           48.6%

*        Less than 1%

(1) The address for Messrs. Krasny and Zeman is the executive office of the Company.

(2) Includes 3,497,929 shares remaining subject to the MPK Stock Option Plan (of which all shares are also included in the holdings of Messrs. Zeman and Kass above), 510,858 shares remaining subject to the MPK Restricted Stock Plan and 18,676 shares owned by Mr. Krasny's minor stepson. Mr. Krasny disclaims beneficial ownership with respect to the shares subject to the MPK Stock Option Plan and the MPK Restricted Stock Plan.

(3) Includes 2,967,314 shares issuable pursuant to non-forfeitable options granted under the MPK Stock Option Plan out of Mr. Krasny's own shares. As of February 29, 2000 options for 767,039 shares are exercisable and the remaining options become exercisable at the rate of 942,975 on each December 31 thereafter until all options are exercisable. Additional shares may be exercised proportionately to any shares sold by Mr. Krasny from his holdings. All options granted to Mr. Zeman under the MPK Stock Option Plan will become exercisable in the event that Mr. Zeman terminates his employment with the Company. These shares are also reported as being beneficially owned by Mr. Krasny.

(4) The address of AMVESCAP PLC is 1315 Peachtree Street NE, Atlanta, GA 30309. The number of shares held was obtained from the holder's
         Schedule 13G filing with the Securities and Exchange Commission dated February 4, 2000.

(5) The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109. The number of shares held was obtained from the holder's Schedule 13G filing with the Securities and Exchange Commission dated February 14, 2000.

(6) Includes 530,616 shares issuable pursuant to options granted under the MPK Stock Option Plan out of Mr. Krasny's own shares. As of
         February 29, 2000 options for 63,891 shares are exercisable and the remaining options become exercisable at the rate of 200,025 on each December 31 thereafter until all options are exercisable. Additional shares may be exercised proportionately to any shares sold by Mr. Krasny from his holdings. All options granted to Mr. Kass under the MPK Stock Option Plan will become exercisable in the event that Mr. Kass terminates his employment with the Company. These shares are also reported as being beneficially owned by Mr. Krasny.

(7) Includes options, exercisable as of February 29, 2000 or within 60 days thereafter, to acquire 3,000 shares of Common Stock granted pursuant to the CDW Incentive Stock Option Plan, and 3,125 shares of Common Stock granted pursuant to the 1996 CDW Incentive Stock Option Plan.

(8) Includes options, exercisable as of February 29, 2000 or within 60 days thereafter, to acquire 7,262 shares of Common Stock granted pursuant to the CDW Incentive Stock Option Plan, and 12,500 shares of Common Stock granted pursuant to a 1996 Nonstatutory Stock Option Agreement.

(9) Includes options, exercisable as of February 29, 2000 or within 60 days thereafter, to acquire 10,320 shares of Common Stock granted pursuant to the CDW Director Stock Option Plan.

(10) Includes options, exercisable as of February 29, 2000 or within 60 days thereafter, to acquire 10,320 shares of Common Stock granted pursuant to the CDW Director Stock Option Plan.

(11) For purposes of computing the aggregate number of shares owned by directors and officers of the Company as a group, shares of Common Stock beneficially owned by more than one officer are counted only once.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and regulations of the Securities and Exchange Commission thereunder require the Company's executive officers and directors and persons who own more than ten percent of the Company's stock, as well as certain affiliates of such persons, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Executive officers, directors and persons owning more than ten percent of the Company's stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations that no other reports were required for those persons, the Company believes that, during the year ended December 31, 1999, all persons subject to Section 16(a) were in compliance with all Section 16(a) filing requirements.

ANNUAL REPORT AND FORM 10-K

     The 1999 Annual Report of the Company, which includes financial statements for the years ended December 31, 1999, 1998 and 1997, has been mailed with this Proxy Statement to shareholders of record on the Record Date. The Annual Report does not constitute a part of the proxy material. A copy of the Company's Report on Form 10-K for the year ended December 31, 1999, including the financial statements and the financial statement schedule, as filed with the Securities and Exchange Commission, is available to shareholders and may be obtained by writing to the Secretary at the Company's executive offices.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating activities. Members of the Board are kept informed of the Company's business by various reports and documents sent to them on a regular basis, including operating and financial reports made at Board and Committee meetings by the Chairman and other officers.

     Eight directors, all of whom are members of the present Board of Directors, are recommended for election at the Annual Meeting. All directors serve until the annual meeting next following their election and until their successors have been elected. There are no family relationships between or among any directors of the Company.

     All of the nominees have consented to serve if elected, and at the date of this Proxy Statement, the Company has no reason to believe that any of the named nominees will be unable to serve. Correspondence may be directed to nominees at the Company's executive offices. Unless otherwise directed, the persons named as proxies intend to vote in favor of the election of all nominees.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

     Set forth below is certain information concerning the nominees for election to the Board of Directors of the Company.

                NAME                          AGE             POSITION(S) WITH THE COMPANY
                ----                          ---             ----------------------------
Michael P. Krasny..................           46      Chairman of the Board and Chief Executive Officer
Gregory C. Zeman...................           41      President and Director
Daniel B. Kass.....................           43      Executive Vice President-Sales and Director
Joseph Levy, Jr....................           73      Director
Michelle L. Collins................           40      Director
Casey G. Cowell....................           47      Director
Donald P. Jacobs...................           72      Director
Brian E. Williams..................           49      Director

     Michael P. Krasny is the founder of the Company and currently serves as Chairman of the Board and Chief Executive Officer. Mr. Krasny has had similar positions and responsibilities with the Company since the Company's inception. Mr. Krasny served as the Company's President from its incorporation through December 1990. Mr. Krasny's responsibilities with the Company include the overall supervision of its operations and focus on strategy, finance, human resources, operations and management information systems functions. Mr. Krasny serves on the Board of Directors of Prism Financial Corporation. Mr. Krasny is a 1975 graduate of the University of Illinois where he earned a Bachelor of Science degree in Finance.

     Gregory C. Zeman is President and a director of the Company. Mr. Zeman has been an employee and officer of the Company, serving in varying capacities, since March 1987. Prior to becoming President in January, 1991, Mr. Zeman served as an Account Manager, Sales Manager, Purchasing Manager and Vice President of Sales, Purchasing and Marketing. Mr. Zeman became a director of the Company in June, 1990. Mr. Zeman's responsibilities with the Company focus on the sales, purchasing and marketing functions. Mr. Zeman is a 1983 graduate of Marquette University where he earned a Bachelor of Science degree in Computational Math.

     Daniel B. Kass is Executive Vice President-Sales and a director of the Company. Mr. Kass joined the Company in November, 1987 as an Account Manager. He served as Sales Manager from January, 1989 through December, 1990. Mr. Kass became Vice President-Operations in January, 1991, a director of the Company in

March, 1993, Vice President-Sales in January, 1996, and Executive Vice President-Sales in January, 2000. Mr. Kass' responsibilities with the Company focus on sales, sales recruiting, sales training and customer service. Mr. Kass is a 1981 graduate of Southern Illinois University where he earned a Bachelor of Science degree in Journalism.

     Joseph Levy, Jr. is a director of the Company. Mr. Levy is the founder, and for more than the past five years has been chairman, of Levy Venture Management, Inc., a real estate rental and development group that assists auto manufacturers in establishing new dealerships. Levy Venture Management, Inc. currently has holdings in Illinois, Texas and Minnesota. Mr. Levy became a director of the Company in November 1993 and currently serves on the Audit, the Compensation and Stock Option, and the Nominating Committees of the Company. Mr. Levy is a 1947 graduate of Northwestern University, where he earned a Bachelor of Science in Business Administration.

     Michelle L. Collins is a director of the Company. Ms. Collins has been a cofounder and general partner in Svoboda, Collins, L.L.C., a venture capital firm, since January 1998. From 1992 through January 1998, Ms. Collins was a principal at William Blair & Company, L.L.C., an investment bank. Ms. Collins became a director of the Company in April 1996 and currently serves on the Audit and the Nominating Committees of the Company. Ms. Collins is a member of the Board of Directors of Coldwater Creek, Inc. since January 1998. Ms. Collins is a 1982 graduate of Yale University where she earned a Bachelor of Arts degree in Economics and a 1986 graduate of the Harvard Graduate School of Business, where she earned a Masters Degree in Business Administration.

     Casey G. Cowell is a director of the Company. Mr. Cowell is Chairman and principal owner of Durandal, Inc., a holding company for a number of diversified private companies. Previously, Mr. Cowell co-founded U.S. Robotics, one of the world's leading suppliers of data communications products and systems. He served as Chairman and CEO of U.S. Robotics from its inception in 1976 until its acquisition by 3Com in June 1997. Mr. Cowell became a director of the Company in November 1999 and currently serves on the Compensation and Stock Option and the Nominating Committees of the Company. Mr. Cowell serves on the Board of Directors of 3Com and is a member of the Board of Trustees for the University of Chicago and the Illinois Institute of Technology. Mr. Cowell is a 1975 graduate of the University of Chicago.

     Donald P. Jacobs is a director of the Company. Mr. Jacobs is the dean of the J.L. Kellogg Graduate School of Management and has been a member of the Kellogg faculty since joining the school in 1957. Mr. Jacobs became a director of the Company in November 1999 and currently serves on the Audit and the Nominating Committees of the Company. He serves on the Board of Directors of several corporations, including Commonwealth Edison, Hartmarx, ProLogis Trust and Terex. Mr. Jacobs is a 1949 graduate of Roosevelt University where he earned a Bachelor of Arts degree in Economics and a graduate of Columbia University where he earned a Master of Arts degree in Economics in 1951 and a Doctorate in Economics in 1956. Mr. Jacobs has received numerous honorary degrees from prestigious national and international universities.

     Brian E. Williams is a director of the Company. Mr. Williams has been President of Foote, Cone & Belding Chicago, an advertising firm, since 1998. From 1987 to 1998, Mr. Williams was a Senior Vice President at Leo Burnett Company, also an advertising firm. Mr. Williams became a director of the Company in January 2000 and currently serves on the Compensation and Stock Option and the Nominating Committees of the Company. He serves on the Board of Directors of FCB Worldwide. Mr. Williams is a 1972 graduate of Northwestern's Kellogg Graduate School of Management and earned his Bachelor of Arts degree from Dartmouth College in 1975.

BOARD MEETINGS AND COMMITTEES

     Regular meetings of the Board of Directors of the Company are conducted quarterly. From time to time, special meetings of the Board of Directors are conducted as required. The Board of Directors had four regular meetings during the year ended December 31, 1999.

     The Audit Committee is currently comprised of Ms. Collins and Messrs. Jacobs and Levy. The Audit Committee reviews and approves the general nature of audit services by the independent accountants; monitors and reviews the internal control system of the Company; monitors the integrity of the Company's financial systems, reports and financial statements; reviews procedures to communicate conflicts of interest and related party transactions; monitors the independence and performance of the company's independent auditors; reviews with financial management and the independent auditors the company's quarterly financial results; and reviews matters where independence from management is indicated. The Audit Committee met two times during the year ended December 31, 1999. Additionally, commencing with the second quarter of 1999, the Audit Committee met quarterly via a telephonic conference call with management and the independent auditors to review financial results prior to public release.

     The Compensation and Stock Option Committee is currently comprised of Messrs. Cowell, Levy and Williams. The functions performed by the Compensation and Stock Option Committee include approval of Chief Executive Officer compensation; review and approval of the terms of performance-based compensation programs for officers; review and certification of amounts due under performance-based compensation programs for officers; review and approval of allocation of the Employee Incentive Bonus Pool; review and approval of compensation and/or adjustments thereto for other officers and employees to the extent requested by the Chief Executive Officer or otherwise required by the terms of existing employment agreements; and review and approval of the terms of stock option grants. See "Report of the Compensation and Stock Option Committee."

     The Nominating Committee is currently comprised of Ms. Collins and Messrs. Cowell, Jacobs, Levy and Williams. The functions performed by the Nominating Committee include the review of the present and future composition of the Board of Directors; recruitment of new directors; the recommendation and placing in nomination at annual meetings of a slate of directors; and the review and determination of director compensation. The Nominating Committee will also consider nominees recommended by shareholders, in writing, provided such candidates demonstrate a serious interest in serving as directors. The Nominating Committee did not meet during the year ended December 31, 1999.

MANAGEMENT

     Set forth below are the names, ages and titles of each executive officer of the Company. Executive officers are elected by and serve at the discretion of the Board of Directors until their successors are duly chosen and qualified.

                NAME                          AGE           POSITION(S) WITH THE COMPANY
                ----                          ---           ----------------------------
Michael P. Krasny...................          46      Chairman of the Board and Chief Executive Officer
Gregory C. Zeman....................          41      President and Director
Daniel B. Kass......................          43      Executive Vice President-Sales and Director
Paul A. Kozak.......................          35      Senior Vice President-Purchasing
Harry J. Harczak, Jr................          43      Chief Financial Officer, Treasurer and Secretary
James R. Shanks.....................          35      Chief Information Officer
Douglas E. Eckrote..................          35      Vice President-Operations
Joseph K. Kremer ...................          35      Vice President-Marketing

     See "Election of Directors-Nominees for Election to Board of Directors" for the discussion of Messrs. Krasny, Zeman and Kass.

     Paul A. Kozak is Senior Vice President-Purchasing of the Company. Mr. Kozak joined the Company in August 1987 and since that time has served as an Account Manager, Sales Manager and Director of Purchasing. Mr. Kozak was appointed Vice President-Purchasing in January 1995 and Senior Vice President-Purchasing in January 2000. Mr. Kozak has primary responsibility for product acquisition and managing vendor relationships. He is a 1986 graduate of the University of Iowa where he earned a Bachelor of Science degree in Business Administration.

     Harry J. Harczak, Jr. became Chief Financial Officer of the Company on
May 1, 1994. Mr. Harczak was appointed Treasurer of the Company in 1998 and Secretary in 2000. Prior to joining the Company, Mr. Harczak was an audit partner in the accounting firm of Coopers & Lybrand L.L.P. where he worked since 1978. Mr. Harczak's responsibilities at the Company include the finance, accounting, treasury, budgeting/planning, SEC reporting, investor relations and human resource functions. He is a 1978 graduate of Depaul University, where he earned a Bachelor of Science degree in Accounting, and a 1995 graduate of the University of Chicago Executive Program, where he earned a Masters of Business Administration. Mr. Harczak is a certified public accountant.

     James R. Shanks is Chief Information Officer of the Company. Mr. Shanks joined the Company as Director of Information Systems in August 1993 and was appointed to Vice President-Information Systems in February 1996 and Chief Information Officer in April 1999. Prior to joining the Company, Mr. Shanks was employed by American Hotel Register from January 1985 to August 1993 as
Manager of Information Systems. Mr. Shanks has primary responsibility for the Company's information technology and communication systems and its E-business initiatives, conducted through www.cdw.com. Mr. Shanks is a 1991 graduate of Barat College where he earned a Bachelor of Science degree in Computer Information Systems, and a 1996 graduate of Northwestern University's J.L. Kellogg Graduate School of Management.

     Douglas E. Eckrote is Vice President-Operations of the Company. Mr. Eckrote joined the Company in January 1989 and since that time has served as an Account Manager, Sales Manager and Director of Operations. Mr. Eckrote was appointed Vice President-Operations as of January 1, 1999. Mr. Eckrote has primary responsibility for the Company's warehousing, distribution and technical service functions. He is a 1986 graduate of Purdue University where he earned a Bachelor of Science degree in Agricultural Sales and Marketing.

     Joseph K. Kremer became Vice President-Marketing of the Company on February 16, 1998. Prior to joining the Company, Mr. Kremer was U.S. Manager of Channel Marketing Programs at IBM Corporation, where he worked since 1987. Mr. Kremer has primary responsibility for the Company's advertising, marketing and public relations activities, including its branding initiatives. Mr. Kremer is a 1987 graduate of Virginia Polytechnic Institute and State University where he earned a Bachelor of Science degree in Accounting and a 1989 graduate of University of Scranton, where he earned a Masters of Business Administration Degree in Finance.

DIRECTOR COMPENSATION; CDW DIRECTOR STOCK OPTION PLAN

     Directors who are not also employees of the Company ("Independent Directors") are paid an annual fee of $20,000. Additionally, the Company has established the CDW Director Stock Option Plan for Independent Directors (the "Director Option Plan"). A maximum of 2,100,000 shares of Common Stock, in the aggregate, reduced on a share for share basis for options outstanding under the CDW Incentive Stock Option Plan (the "Stock Option Plan"), subject to adjustment, have been authorized for the granting of stock options under the Director Option Plan. Except as stated herein, the Director Option Plan is identical in terms to the Stock Option Plan available to officers and employee directors and other employees of the Company or its subsidiaries.

     In November 1993, the Board of Directors granted, effective as of January 3, 1994 and on the first trading day of each calendar year thereafter, each Independent Director options to purchase shares of Common Stock of the Company at a price based on the closing price of the Company's shares on the first trading day of such calendar year, subject to the terms and conditions of the Director Option Plan and pending modification by the Board of Directors (which shall not be made more than once each six months other than to comport with changes in the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act). The number of options authorized to be granted to each Independent Director was initially 6,000 shares and each year thereafter beginning January 1, 1995 shall be 6,000 shares, plus the product of 6,000 shares multiplied by the percentage increase in the Company's immediately preceding year's net income over the second immediately preceding year's net income, in each case calculated in accordance with generally accepted accounting principles, applied on a consistent basis. The options shall vest on the third anniversary of the date of grant and shall expire on the tenth anniversary of the date of grant. If an Independent Director ceases to be a member of the Board of Directors, all options granted to such Independent Director which have not vested shall expire by their terms. The Company receives no monetary consideration for these grants.

     The proposed CDW 2000 Stock Option Incentive Plan contains provisions for the automatic grant of stock options to Independent Directors in the same amounts and having the same terms as described above. If the proposed CDW 2000 Incentive Stock Option Plan is adopted by shareholders at the Annual Meeting, no further options will be granted to directors under the Director Option Plan.

EXECUTIVE COMPENSATION

     Information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1999, 1998 and 1997, of those persons who were, at December 31, 1999 (i) the chief executive officer and (ii) the other five most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 in 1999 (the "Named Officers") is shown below:

                           SUMMARY COMPENSATION TABLE


                                                                                             LONG TERM COMPENSATION
                                                    ANNUAL COMPENSATION                             AWARDS
                                           -----------------------------------------     --------------------------
                                                                                         SECURITIES
                                                                      OTHER ANNUAL       UNDERLYING     ALL OTHER
                                                         BONUS        COMPENSATION        OPTIONS/   COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR     SALARY($)     ($)(1)          ($)(2)            SARS(#)       ($) (3)
---------------------------       ----     ---------   ----------     ------------       ----------  ------------
Michael P. Krasny                 1999     $230,784    $1,240,346            ---               ---       $4,000
   Chairman of the Board and      1998     $227,373    $1,243,757            ---               ---       $4,155
   Chief Executive Officer        1997     $223,574    $1,774,134         $2,407               ---       $5,207

Gregory C. Zeman                  1999     $201,936    $1,788,064            ---               ---       $3,500
   President and Director         1998     $198,952    $1,050,614            ---               ---       $3,655
                                  1997     $195,624    $1,498,630         $2,407               ---       $5,207

Daniel B. Kass                    1999     $201,936    $1,778,064         $2,174               ---       $4,000
   Executive Vice                 1998     $198,952      $756,828            ---               ---       $4,155
   President-Sales and
   Director                       1997     $195,624    $1,079,563         $3,739               ---       $5,207

Paul  A. Kozak                    1999     $190,397      $710,629         $1,190           203,825       $4,000
   Senior Vice                    1998     $187,583      $290,889            ---             7,500       $4,155
   President-Purchasing
                                  1997     $184,447      $350,280         $2,407            15,596       $5,207

Harry J. Harczak, Jr.             1999     $140,448      $760,578         $1,190           203,825       $4,000
   Chief Financial Officer,       1998     $138,372      $261,420            ---             7,478       $4,155
   Treasurer and Secretary        1997     $136,059      $297,468         $2,407             8,595       $5,207

James R. Shanks                   1999     $140,448      $760,578            ---           203,825       $4,000
   Chief Information Officer      1998     $138,372      $261,420            ---             7,478       $4,155
                                  1997     $136,059      $283,770         $4,397             8,595       $5,207


(1) Amounts reflected for Messrs. Kozak, Harczak and Shanks for all periods are attributable to non-contractual bonuses. Amounts reflected for Messrs. Krasny, Zeman and Kass are pursuant to the terms of employment agreements which provide for allocations from the Employee Incentive Bonus Pool, the total of which will not exceed twenty percent of the Company's increase in income from operations as defined in accordance with generally accepted accounting principles consistently applied over the previous year. See "Executive

         Compensation -- Employment Related Agreements."

(2) Amounts represent travel incentive awards and a company-wide bonus plan paid in 1997 relating to goals achieved in 1996.

(3) Reflects the Company's contributions to the account of each of the Named Officers under the CDW Computer Centers, Inc. Employees' Profit Sharing Plan and Trust, including employer matching contributions. The amounts for the 1999 contributions represent the Company's best estimate, as final calculations have not been completed at the date of this Proxy Statement.

OPTION GRANTS

     Information with respect to grants of stock options to Named Officers during 1999 is set forth below. See "Incentive Stock Option Plans".


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    Potential Realizable Value at
                                                                                                       Assumed Annual Rates of
                                                                                                     Stock Price Appreciation for
                                   Individual Grants                                                      Option Term (4)
------------------------------------------------------------------------------------------------------------------------------------
        (a)                 (b)            (c)                    (d)                 (e)                    (f)          (g)
                                        % of Total       Exercise      Market
                                      Options Granted    or Base      Price on
                          Options        Employees        Price      Grant Date    Expiration
Named Officers(1)         Granted      in Fiscal Year     ($/Sh)       ($/Sh)         Date       0% ($)      5% ($)         10%($)
-----------------       ----------    ---------------   ---------    ----------    ----------   --------  -----------    -----------
Paul A. Kozak           200,000 (2)       10.90%        $49.750       $49,750      10/08/2019         --  $16,450,000    $56,988,000
                          3,825 (3)        0.21%        $  0.01       $78.625      12/31/2019   $300,702  $   797,933    $ 2,023,196

Harry J. Harczak, Jr.   200,000 (2)       10.90%        $49.750       $49.750      10/08/2019         --  $16,450,000    $56,988,000
                          3,825 (3)        0.21%        $  0.01       $78.625      12/31/2019   $300,702  $   797,933    $ 2,023,196

James R. Shanks         200,000 (2)       10.90%        $49.750       $49.750      10/08/2019         --  $16,450,000    $56,988,000
                          3,825 (3)        0.21%        $  0.01       $78.625      12/31/2019   $300,702  $   797,933    $ 2,023,196

(1)      No other Named Officers received grants of stock options in 1999.

(2) Options are exercisable at the rate of 12.5% per year, beginning October 8, 2002.

(3)      Options are exercisable in full on April 30, 2004.

(4)      All option terms are 20 years.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Information with respect to options exercised and shares sold during 1999, unexercised options to purchase Common Stock granted under the MPK Stock Option Plan and Incentive Stock Option Plans and restricted shares granted under the MPK Restricted Stock Plan to the Named Officers and held by them at December 31, 1999 is set forth below.

                      OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF
                                                         SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                            SHARES         VALUE          DECEMBER 31, 1999(#)        DECEMBER 31, 1999($) (2)
                         ACQUIRED ON     REALIZED    ---------------------------   -----------------------------
NAME                     EXERCISE(#)        ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
----                     -----------        ---      -----------   -------------   -----------     -------------
Michael P. Krasny             ---             ---          ---           ---                ---              ---
Gregory C. Zeman (1)      315,734     $14,481,661    2,100,389     2,200,275 (3)   $165,125,547     $172,978,250
Daniel B. Kass  (1)        66,752      $3,061,691      445,541       466,725 (3)    $35,026,941      $36,692,356
Paul A. Kozak               4,500        $142,688        7,562       308,619 (4)       $473,616      $12,663,455
Harry J. Harczak, Jr.       7,100        $370,199        5,062       308,463           $308,679      $12,025,411
James R. Shanks             6,900        $320,244        6,062       309,031           $372,741      $12,044,423


(1) All options held by Messrs. Zeman and Kass are held pursuant to the MPK Stock Option Plan.

(2) Based on the closing price as reported by The Nasdaq Stock Market of the Company's Common Stock on December 31, 1999 ($78.625), less the respective exercise prices.

(3) Pursuant to the provisions of the MPK Stock Option Plan, the options become fully exercisable upon termination of employment.

(4) Includes 37,502 shares of restricted stock allocated to Mr. Kozak under the MPK Restricted Stock Plan which vest in equal installments on January 1, 2000, 2001, 2002 and 2003. See MPK Restricted Stock Plan.

MPK STOCK OPTION PLAN

     At the time of the Company's initial public offering, Mr. Krasny established the MPK Stock Option Plan pursuant to which he granted to Messrs. Zeman and Kass and a former employee of the Company options to purchase in the aggregate 8,286,750 shares of Common Stock owned by him. As of February 29, 2000, options to acquire an aggregate of 3,497,929 shares of common stock remain outstanding. These options are non-forfeitable and become exercisable during the employment of such individual at the rate of 5% per year upon each of the first four anniversaries of the grant and an additional 15% on each anniversary date thereafter until all options are exercisable. Additional shares may be exercised proportionately to any shares sold by Mr. Krasny from his holdings. The options may be exercised at a price of $.00835 per share. The MPK Stock Option Plan provides that, should any of these three individuals terminate his or her employment with the Company, all options become exercisable and such individual will be required to exercise his or her options at the option exercise price within six months of the date of termination. Mr. Krasny will, in such event, have a right to repurchase the shares relating to the terminating employee's exercised options at the prevailing market rate, less costs and expenses attendant to the sale of the stock. Mr. Krasny's acquisition may be made pursuant to a note payable over a ten-year period with interest at the applicable federal rate as defined in the Internal Revenue Code of 1986, as amended. Upon the death or disability of any of these individuals, their options shall become immediately exercisable, and said option privileges shall expire unless exercised within one year after the date of death or disability. The MPK Stock Option Plan, which is wholly funded from shares of Common Stock owned by Mr. Krasny, does not result in a cash payment from plan participants to the Company or increase the number of outstanding shares of Common Stock.

MPK RESTRICTED STOCK PLAN

     Effective upon the closing of the initial public offering, Mr. Krasny transferred 1,337,208 shares of his Common Stock to the MPK Restricted Stock Plan (the "MPK Plan Shares"), to be held in escrow for the benefit of those persons employed by the Company on December 31, 1992. Shares contributed on behalf of participating employees were calculated on the basis of their months of service and average salary. During such time as the MPK Plan Shares are held in escrow, Mr. Krasny will retain the right to vote the MPK Plan Shares, and dividends thereon, if any, will inure to the benefit of Mr. Krasny. The purpose of the MPK Restricted Stock Plan was to provide participants with additional incentives to remain in the Company's employ, to build upon employee loyalty and to provide such employees with an opportunity to share in the Company's profits and growth.

     In accordance with the original terms of the MPK Restricted Stock Plan, all of the MPK Plan Shares were scheduled to fully vest upon January 1, 2000, provided that a participant has remained continually employed with the Company or its subsidiaries during such period. Participants who do not complete continuous full-time employment through such date will forfeit their right to the MPK Plan Shares and such shares will revert to Mr. Krasny. As of December 31, 1998, 338,930 shares have been forfeited and reverted to Mr. Krasny. MPK Plan Shares will immediately vest upon the death or total disability of a participating employee. The MPK Restricted Stock Plan, which is wholly funded from shares of Common Stock owned by Mr. Krasny, does not result in a cash payment from Plan participants to the Company or increase the number of outstanding shares of Common Stock.

     On January 31, 1997, the terms of the MPK Restricted Stock Plan were modified to provide participants the option to accelerate the vesting on 25% of their shares in exchange for the extension of the vesting period on their remaining shares through 2003. Under the terms of this modification, participants who elected the acceleration were granted options by the Company equal to the number of shares that became vested, with an exercise price equal to the fair market value of the Company's Common Stock on the acceleration date.

EMPLOYMENT RELATED AGREEMENTS

     The Company has entered into Employment and Non-Competition Agreements with Messrs. Krasny, Zeman and Kass that became effective upon the consummation of the initial public offering in 1993. In accordance with the terms of each Agreement, employment is terminable with or without cause and the Company will pay Messrs. Krasny, Zeman and Kass initial annual base salaries of $200,000, $175,000 and $175,000, respectively, to be adjusted in each case annually in accordance with the Consumer Price Index. Additionally, each Agreement provides that the executive shall be eligible to receive an annual bonus to be paid out of the Employee Incentive Bonus Pool, which pool shall be calculated not to exceed twenty percent of the Company's increase in income from operations over the prior year as determined in accordance with generally accepted accounting principles consistently applied. Each bonus will be awarded in the discretion of the Compensation and Stock Option Committee. In addition, each Agreement contains a non-competition restriction prohibiting the executive from undertaking certain competitive activities for a two year period after the date his employment with the Company ceases.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     The Compensation and Stock Option Committee (the "Compensation Committee") is currently comprised of Messrs. Cowell, Williams and Levy.

Compensation Policy

     General. The Company's executive compensation program is designed to advance the interests of the Company by attracting, motivating and retaining well-qualified executives, managers and other key employees of the Company and to align the interests of such persons with the shareholders of the Company by providing such persons with performance-based incentives linked to corporate performance factors. The three primary components of the Company's executive compensation program are:

     (i)  base salary;

     (ii) annual incentive awards; and

     (iii) long-term incentive awards in the form of stock option grants

     Base Salary. The base salaries of Messrs. Krasny, Zeman and Kass were established by the terms of their respective employment agreements with annual adjustments based upon changes in the United States Consumer Price Index. The base salaries of each of the other Named Officers were initially established by Messrs. Krasny and Zeman at the time each of the respective officers assumed their positions based upon their level of experience, past performance, expected future performance and market conditions. The annual adjustments in the base salaries of the other Named Officers are based upon changes in the United States Consumer Price Index, as well as merit increases, where applicable. The base salary of each executive officer of the Company, including Mr. Krasny, is set at a level such that the greater portion of the executive officer's total compensation is dependent upon Company performance.

     Annual Incentive Awards. The annual incentive element of the Company's executive compensation program is based upon the increase in the Company's income from operations over its income from operations for the previous year. Both the amount of the Employee Incentive Bonus Pool described below (the "Bonus Pool") and the size of awards under the CDW Officer and Manager Bonus Plan have been dependent upon the Company's increase in operating income. Annual incentive awards for Messrs. Krasny, Zeman and Kass have been determined based upon their respective participation in the Bonus Pool. Annual incentive awards for the other executive officers of the Company have been determined based upon their respective participation in the Bonus Pool and the CDW Officer and Manager Bonus Plan.

     Long-Term Incentive Awards. The long-term incentive element of the Company's executive compensation program consists of the grant of stock options to employees, including the Company's executive officers other than Messrs. Krasny, Zeman and Kass. Stock options have been granted to the other executive officers based upon factors discussed below either (i) with an exercise price equal to 100% of fair market value as of the date of grant or (ii) in payment of annual incentive awards which have been earned. When stock options are granted in payment of annual incentive awards already earned, the number of stock options granted is determined by dividing the amount of the award by the difference between the market price of the Common Stock as of the date of grant and the option exercise price of $0.01.

Implementation of Compensation Policy.

     The Compensation Committee met on February 27, 1999 to review and certify bonus and stock option allocations to officers and employees of the Company relative to performance-based compensation programs in

1998 and to establish, as necessary, the 1999 base compensation and performance-based compensation programs for executive officers. The Compensation Committee granted stock options to certain officers of the Company in October, 1999. The Compensation Committee met on December 17, 1999 to discuss various matters, including the status of 1999 performance-based compensation programs. The Compensation Committee met in January, 2000 to review and approve stock option allocations to officers and employees of the Company relative to their performance in 1999 and review and certify bonus allocations to officers and employees pursuant to performance-based compensation programs.

     As previously described in the Proxy Statement, Messrs. Krasny, Zeman and Kass are each party to an Employment and Non-Competition Agreement with the Company. With respect to compensation for these officers, each employment agreement provides for: (i) a specific base salary to be adjusted annually based upon changes in the United States Consumer Price Index, and (ii) an opportunity for each of these executives to participate in the Bonus Pool as established pursuant to the Company's By-laws. Pursuant to the By-laws, and as approved by Shareholders on May 7, 1997, the Bonus Pool was established, on an annual basis, in an amount up to twenty percent (20%) of the increase in the Company's income from operations, as defined in accordance with generally accepted accounting principles, over the prior fiscal year. The Compensation Committee set the Bonus Pool at 15% of the increase in 1999 operating income over the prior year.

     As a result of the increase in the Company's income from operations in 1999 versus 1998, an aggregate of approximately $8.8 million was available for distribution pursuant to the Bonus Pool. The Committee allocated $7,854,000 for distribution to executive officers of the Company and $946,000 for distribution to a number of officers and employees of the Company. The Compensation Committee allocated amounts to executive officers of the company based upon certain target bonus amounts and each person's perceived contribution to the Company's 1999 results.

     The Compensation Committee met in February 2000 to establish performance based compensation programs for 2000. At the February meeting, the Committee approved the elimination of the Bonus Pool from the By-laws of the Company and the creation of the CDW 2000 Incentive Stock Option Plan (Proposal 4) and the Senior Management Incentive Plan (Proposal 5). In March, 2000, the Board of Directors ratified the elimination of the Bonus Pool from the By-laws of the Company, subject to the approval by shareholders of the Senior Management Incentive Plan. The Committee recommended the elimination of the Bonus Pool and creation of the Senior Management Incentive Plan to more closely align the performance-based compensation programs of all senior management with the strategic objectives of the Company.

     Each of the named officers, other than Messrs. Krasny, Zeman and Kass, received a bonus out of the CDW Officer and Manager Bonus Plan which was payable in stock options of the Company with an exercise price of $0.01 per share. The aggregate amount of the bonus was determined based upon target bonus levels and the Company's growth rate in operating income and approved by the Compensation Committee. Messrs. Kozak, Shanks and Harczak were granted options, pursuant to the CDW Officer and Manager Bonus Plan, to purchase 3,825 shares each.

     The 200,0000 options granted to each of to Messrs. Kozak, Shanks and Harczak in 1999, as reflected in the Option Grants table, were granted pursuant to the CDW 1996 Incentive Stock Option Plan and were approved by the Compensation Committee and the Board of Directors. The grants were made in recognition of the efforts of the officers in the success of the Company and to motivate and retain the officers for future performance. No stock options were granted to Mr. Zeman or Mr. Kass in 1999.

     Compensation of the Chief Executive Officer. Mr. Krasny's compensation for 1999 consisted of base salary and an annual incentive award based upon his participation in the Bonus Pool. Mr. Krasny's base salary increased to $230,784 in 1999 from $227,373 in 1998, based upon a 1.5% increase in the United States Consumer Price Index. Mr. Krasny's annual incentive award of $1,240,346 was determined by his participation in the Bonus Pool. The aggregate amount available for distribution under the Bonus Pool was equal to 15% of the increase in the Company's operating income for fiscal 1999 over fiscal 1998 and Mr. Krasny's percentage participation in the Bonus Pool was based upon his perceived contribution to the Company's 1999 results. No stock options were granted to Mr. Krasny during 1999.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a federal income tax deduction to public companies for compensation over $1,000,000 paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with this provision so that such amounts will be deductible to the Company.

COMPENSATION AND STOCK OPTION COMMITTEE

Casey G. Cowell
Joseph Levy, Jr.
Brian E. Williams

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

                         STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P MidCap 400 Index and the S&P MidCap 400 - Retail (Computers and Electronics) Index for the period commencing January 1, 1995 and ending December 31, 1999 where $100 was invested on January 1, 1995.

     Historical stock price performance shown on the graph is not necessarily indicative of the future price performance.

                           [CDW COMPUTER LINE GRAPH}

                                      12/31/1994     12/31/1995     12/31/1996     12/31/1997     12/31/1998     12/31/1999
                                      ----------     ----------     ----------     ----------     ----------     ----------
 CDW Computer Centers, Inc.             $  100         $  119         $  261         $  229         $  422         $  691
 S&P Midcap 400                         $  100         $  131         $  156         $  206         $  246         $  282
 S&P MC400 Retail (C&E)                 $  100         $  122         $   80         $  153         $  210         $  279

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                             INDEPENDENT ACCOUNTANTS

     Subject to ratification by shareholders at the Annual Meeting, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, the selection of the independent accounting firm of PricewaterhouseCoopers LLP to audit the Company's financial statements for the 2000 fiscal year. PricewaterhouseCoopers LLP has audited the Company's financial statements since March 31, 1992. It is expected that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     If the foregoing recommendation is rejected or if PricewaterhouseCoopers LLP declines to act or otherwise becomes incapable of acting or if their appointment is otherwise discontinued, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 2000 fiscal year shall be subject to the ratification by shareholders.

                                   PROPOSAL 3

        PROPOSAL TO INCREASE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

     The Board of Directors has proposed that the Company's Articles of Incorporation be amended to increase the number of authorized shares of Common Stock from 75 million to 500 million. The proposed amendment is attached to this Proxy Statement as Exhibit A. The increase in shares is necessary to ensure that the Company has a sufficient number of authorized but unissued shares of Common Stock available for corporate purposes, including possible acquisitions of businesses, equity financing and stock dividends or distributions.

     In April, 1999, the Board of Directors declared a two-for-one stock split, distributed on May 19, 1999 in the form of a stock dividend. In connection with this distribution, the Company issued 21,616,037 new shares of Common Stock, thereby reducing the number of authorized shares of Common Stock available for future issuance, and not otherwise reserved for issuance under stock plans, from 49,049,048 to 23,098,096.

     Authorized but unissued shares of Common Stock are generally available for future issuance at the discretion of the Board of Directors. Except for possible grants under the 2000 Incentive Stock Option Plan and the Senior Management Incentive Plan, the Company has no present plans, agreements or understandings for the issuance of additional shares of Common Stock. Depending upon the nature of the transaction in which the additional shares are issued, further shareholder authorization may be required by the rules of any stock exchange on which the Company's securities may be listed. At the present time, the Common Stock is listed on the Nasdaq National Market. Holders of Common Stock have no preemptive rights.

     The amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 75 million to 500 million, if passed, would become effective upon the filing with the Secretary of State of Illinois of Articles of Amendment, which filing is expected to take place shortly after the shareholders approve the amendment.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

                                   PROPOSAL 4

                             PROPOSAL TO APPROVE THE
                      CDW 2000 INCENTIVE STOCK OPTION PLAN

GENERAL

     The Board of Directors has adopted, subject to shareholder approval, the CDW 2000 Incentive Stock Option Plan (the "2000 Option Plan"). If the 2000 Option Plan is approved by shareholders, the CDW Incentive Stock Option Plan (the "1993 Option Plan"), the CDW 1996 Incentive Stock Option Plan (the "1996 Option Plan") and the CDW Director Stock Option Plan (the "Director Option Plan") (collectively, the "Prior Option Plans") will be amended to provide that no further stock options may be granted thereunder and that future stock options that otherwise would have been granted thereunder will be granted pursuant to the 2000 Option Plan. The amendment of the Prior Option Plans will not affect the rights of the holders of options previously granted under those plans.

     The purposes of the 2000 Option Plan are (i) to align the interests of the shareholders of the Company and the recipients of stock options granted under the plan and (ii) to advance the interests of the Company by attracting, motivating and retaining well-qualified persons by providing such persons with performance-related incentives.

     The following is a summary of the 2000 Option Plan, which is qualified in its entirety by reference to the text of the 2000 Option Plan. The 2000 Option Plan is attached as Exhibit B to this Proxy Statement and incorporated herein by reference.

ADMINISTRATION

     The Compensation and Stock Option Committee (the "Compensation Committee") will administer the 2000 Option Plan.. Each member of the Compensation Committee is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Compensation Committee is authorized to interpret the 2000 Option Plan and its application and, subject to the terms of the 2000 Option Plan, to establish rules and regulations as it deems necessary or desirable for the administration of the 2000 Option Plan. The Compensation Committee may impose, incidental to the grant of a stock option thereunder, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions are final, binding and conclusive.

     The Compensation Committee is authorized to select eligible persons for participation in the 2000 Option Plan and, subject to the terms of the 2000 Option Plan, to determine the terms and conditions of each stock option granted under the 2000 Option Plan. Each option granted will be evidenced by a written agreement between the Company and the optionee setting forth the terms and conditions of such option.

SHARES AVAILABLE

     The maximum number of shares of Common Stock available under the 2000 Option Plan is 2,000,000 plus the number of shares available for the future grant of stock options under the Prior Option Plans. Currently, the number of shares available for the future grant of stock options under the Prior Option Plans is 1,925,137, of which 1,557,813 are available under the 1996 Option Plan and 367,324 are available under the 1993 Option Plan and the Director Option Plan combined. Accordingly, a total of 3,925,137 shares will be available for the future grant of stock options under the 2000 Option Plan, subject to adjustment in the event of a stock split, stock dividend or other similar change in capitalization. If shares of Common Stock subject to an option granted under the 2000 Option Plan or any of the Prior Option Plans are not issued by reason of the expiration, termination, cancellation or forfeiture of that option, those shares will be available for the grant of new options under the 2000 Option Plan.

     Shares of Common Stock delivered upon the exercise of a stock option granted under the 2000 Option Plan may be treasury shares, authorized and unissued shares, or a combination thereof. Stock options granted under the 2000 Option Plan may be either incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"). An ISO is a stock option granted in accordance with
Section 422 of the Code that is intended by the Compensation Committee to constitute an ISO. An NQSO is a stock option that is not an ISO.

ELIGIBILITY TO PARTICIPATE

     The Compensation Committee may grant options under the 2000 Option Plan to any officer, employee or consultant of the Company or any subsidiary or affiliate of the Company or to any director, including any non-employee director, of the Company, as it may, in its sole discretion, from time to time select. As of the date of this Proxy Statement, approximately 1,937 employees (which number includes officers) and eight directors are eligible to participate in the 2000 Option Plan. Except as described below under "Non-Discretionary Grants of Stock Options to Non-Employee Directors," no determination has yet been made as to the number of options, if any, that any individual who is eligible to participate in the 2000 Option Plan will be granted.

DISCRETIONARY OPTIONS

     The Compensation Committee will determine which eligible persons will receive grants of stock options under the 2000 Option Plan and, subject to the limitations described below, will determine the number of shares of Common Stock subject to each stock option grant, the related purchase price per share of Common Stock, the period during which the stock option may be exercised, whether the stock option will become exercisable in cumulative or non-cumulative installments and in part or in full at any time and whether the stock option is intended to constitute an ISO. The Compensation Committee may, for any reason at any time, take action to cause any or all outstanding options granted under the 2000 Option Plan to become exercisable in part or in full. The Compensation Committee may also establish performance measures or other criteria that need to be satisfied as conditions to the grant of an option or to the exercisability of all or a portion of an option. We will refer to options granted automatically under the 2000 Option Plan to non-employee directors as "non-discretionary options" and all other options granted under the 2000 Option Plan as "discretionary options."

     Purchase Price. The purchase price per share of Common Stock subject to a stock option granted under the 2000 Option Plan may not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. If an ISO is granted to a person who, at the time of the grant, owns more than 10 percent of the Company's Common Stock, then the per share purchase price may not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant. The "Fair Market Value" of a share of Common Stock on a given date is the closing transaction price of a share of Common Stock as reported on The Nasdaq Stock Market on that date, or if there are no reported transactions on such date, on the next preceding date for which a transaction was reported; provided, however, that Fair Market Value may be determined by the Compensation Committee by whatever means it, in the good faith exercise of its discretion, shall deem appropriate.

     The closing transaction price of a share of Common Stock on March 30, 2000 was $74.00.

     Limitations on Number of Shares Subject to Stock Options. To the extent necessary for an award to be qualified performance-based compensation under
Section 162(m) of the Code, and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which stock options may be granted under the 2000 Option Plan during any fiscal year of the Company to any person is 1,000,000.

     Limitations on Period of Exercisability of ISOs. An ISO may not be exercisable later than 10 years after its date of grant. If an ISO is granted to a person who, at the time of the grant, owns more than 10 percent of the Company's Common Stock, then that ISO may not be exercised later than five years after its date of grant.

     Noncompetition. If an optionee is employed by, receives compensation from or otherwise is associated with or agrees in principle to be employed by or to receive compensation from or otherwise be associated as an officer, agent, director, employee, shareholder, consultant or otherwise with a Competitor (as defined in the 2000 Option Plan) at any time prior to the expiration of the optionee's options, (i) all of that optionee's unexercised options shall be forfeited and (ii) the optionee shall be required to repay to the Company all Option Proceeds. The 2000 Option Plan defines Option Proceeds as (i) the difference between (A) the Fair Market Value of a share of Common Stock on the date of exercise and (B) the per share exercise price of the option, multiplied by (ii) the number of shares of Common Stock acquired pursuant to any exercise of options under the 2000 Option Plan that occurs after the date 24 months prior to the date of the optionee's termination of employment with the Company.


     Exercise of a Stock Option Following Termination of Employment or Service. Unless otherwise provided in the agreement relating to a discretionary stock option granted under the 2000 Option Plan, the following rules apply in the case of an optionee's termination of employment with, or service to, the Company:

- If an optionee's employment with, or service to, the Company terminates by reason of the disability of the optionee, each discretionary stock option granted under the 2000 Option Plan to the optionee will become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date that is one year after the date of the termination of employment or service or (ii) the expiration date of the term of such option.

- If an optionee retires on or after age 62 and at the time of the optionee's retirement the optionee has been continuously employed by the Company for a period of not less than 10 years, each option held by such optionee shall, to the extent not exercisable as of the effective date of the optionee's retirement, become exercisable in accordance with the vesting provisions set forth in the agreement relating to such option and upon becoming exercisable may be exercised by such optionee (or such optionee's legal representative or similar person) until the expiration date of the term of such option.

- If an optionee's employment with, or service to, the Company is terminated because of the death of the optionee, each discretionary stock option granted under the 2000 Option Plan to the optionee will become fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date that is one year after the date of death and (ii) the expiration date of the term of such option.

- If an optionee's employment with, or service to, the Company terminates for any other reason, each discretionary stock option granted under the 2000 Option Plan to the optionee will be exercisable only to the extent exercisable on the date of termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date that is three months after the date of the termination of employment or service or (ii) the expiration date of the term of such option; provided, that if the optionee's employment with, or service to, the Company is terminated for Cause, all stock options granted under the 2000 Option Plan and held by the optionee (including non-discretionary options described below) will terminate automatically on the effective date of the optionee's termination of employment or service. For purposes of the 2000 Option Plan, "Cause" includes (i) the commission of a criminal act, fraud, gross negligence or willful misconduct against, or in derogation of the interests of the Company, (ii) divulging confidential information regarding the Company, (iii) interference with the relationship between the Company and any major supplier or customer, or (iv) the performance of any similar action that our Board or Compensation Committee, in its sole discretion, may deem to be sufficiently injurious to the interests of the Company to constitute cause for termination.

If an optionee dies during the period of exercisability following termination of employment or service described above, each stock option granted under the 2000 Option Plan to the optionee will be exercisable only to the extent exercisable on the date of death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date that is one year after the date of death or (ii) the expiration date of the term of such option.

NON-DISCRETIONARY GRANTS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS

     The 2000 Option Plan provides that on the first trading day of each calendar year, commencing with calendar year 2001, each person who served throughout the entire previous calendar year as a non-employee director will be granted an option to purchase a number of whole shares of Common Stock equal to the sum of 6,000 plus the product of 6,000 multiplied by the percentage increase in the Company's immediately preceding fiscal year's net income over the second immediately preceding fiscal year's net income, in each case calculated in accordance with generally accepted accounting principles, applied on a consistent basis. The 2000 Option Plan further provides that on the first trading day of each calendar year, each person who served as a non-employee director for a portion, but less than all, of the previous calendar year will be granted an option to purchase a number of whole shares of Common Stock equal to the number determined by the formula set forth in the immediately preceding sentence multiplied by a fraction, the numerator of which is the number of days during the previous calendar year in which such person served as a non-employee director and the denominator of which is 365. These non-discretionary options are NQSOs, have a per share purchase price equal to the Fair Market Value of a share of Common Stock on the date of grant, are exercisable three years after the date of grant and expire 10 years after the date of grant.

     A non-discretionary option will remain exercisable after its holder ceases to be a member of the Board to the same extent, and for the same periods, as discretionary stock options that are NQSOs, as specified in the 2000 Option Plan.

CHANGE IN CONTROL

     Upon a Change in Control (as defined in the 2000 Option Plan) in which the Company's shareholders receive shares of common stock that are publicly traded, all outstanding options granted under the 2000 Option Plan will immediately become fully exercisable and there will be substituted for each share of Common Stock available under the 2000 Option Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to the Change in Control. In the event of any such substitution, the purchase price per share of each option will be appropriately adjusted by the Compensation Committee, without an increase in the aggregate purchase price.

     Upon a Change in Control in which the Company's shareholders receive consideration other than shares of common stock that are publicly traded, each outstanding option granted under the 2000 Option Plan will be surrendered to the Company by the holder thereof, and each such option will immediately be cancelled by the Company, and the holder will receive, within 10 days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to the option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of Common Stock subject to the option.

EXERCISE OF STOCK OPTIONS; NON-TRANSFERABILITY; DESIGNATION OF BENEFICIARIES

     Payment for shares of Common Stock purchased upon the exercise of an option granted pursuant to the 2000 Option Plan shall be made as set forth in the agreement relating to such option. Except as otherwise set forth in the agreement relating to an option, no stock option granted under the 2000 Option Plan may be transferred other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each stock option may be exercised during an optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Each optionee may file with the Compensation Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of such optionee's death.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief overview of the United States federal income tax consequences of participation in the 2000 Option Plan and should not be relied upon as being a complete description. It does not address the state or local tax aspects of participation in the 2000 Option Plan.

     Grant of Option. An optionee will not recognize taxable income upon the grant of a stock option under the 2000 Option Plan.

     Exercise of Non-Qualified Options. An optionee will recognize compensation taxable as ordinary income, and the Company generally will be allowed a corresponding deduction for federal income tax purposes, in an amount equal to the excess of the fair market value, on the date of exercise of an NQSO, of the shares of Common Stock acquired over the purchase price therefor.

     Exercise of Incentive Stock Options. An optionee will not recognize any taxable income by reason of exercise of an ISO, and the Company will not be allowed any deduction with respect to the exercise at that time. However, the excess, if any, of the fair market value, at the time of exercise, of the Common Stock acquired upon the exercise over the purchase price therefor will be included in alternative minimum taxable income subject to the alternative minimum tax.

     Qualifying Disposition of ISO Shares. If an optionee disposes of Common Stock acquired pursuant to the exercise of an ISO two years or more after the date of grant of the ISO or one year after the date of transfer of Common Stock to the optionee, whichever is later, the amount, if any, realized in excess of the purchase price for such Common Stock will be treated as long-term capital gain or the amount, if any, by which the purchase price exceeds the amount realized upon the disposition will be treated as a long-term capital loss. The Company will not be entitled to any deduction with respect to a disposition of Common Stock occurring under the circumstances described in this paragraph.

     Disqualifying Disposition of ISO Shares. If an optionee disposes of Common Stock acquired pursuant to the exercise of an ISO within two years after the date of grant of the ISO or one year after the date of transfer of Common Stock to the optionee, whichever is later, the optionee will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the amount, if any, realized in excess of the purchase price for the Common Stock, but only considering the amount realized to the extent it does not exceed the fair market value of the Common Stock on the date of exercise. Any amount realized upon disposition in excess of the fair market value of the Common Stock on the date of exercise will be treated as long-term capital gain if the Common Stock has been held for more than 12 months or as a short-term capital gain if the Common Stock has been held for a shorter period. If the amount realized upon disposition is less than the purchase price for the shares, the excess of the purchase price over the amount realized will be treated as a long-term or short-term capital loss, depending on the holding period of the Common Stock. The Company will not be entitled to any deduction with respect to the amount recognized by the employee as capital gain.

     Income Tax Withholding. The taxable compensation recognized by the optionee upon the exercise of a stock option will be subject to withholding of tax by the Company.

EFFECTIVE DATE, AMENDMENT AND TERMINATION

     If approved by shareholders at the Annual Meeting, the 2000 Option Plan will become effective as of March 16, 2000, the date of its approval by our Board. The Board may amend the 2000 Option Plan at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Sections 162(m) and 422 of the Code. Nonetheless, the Board may not increase the number of shares available under the 2000 Option Plan, effect any change inconsistent with Section 422 of the Code, extend the term of the 2000 Option Plan or permit the grant of a stock option having an exercise price less than 100% of Fair Market Value on the date of grant of such option, without shareholder approval. No amendment may impair the rights of a holder of an outstanding stock option granted under the 2000 Option Plan without the holder's consent.

     The 2000 Option Plan will terminate on the tenth anniversary of the Annual Meeting, but may be terminated earlier by our Board. Termination of the 2000 Option Plan will not affect the terms or conditions of any stock option granted under the 2000 Option Plan prior to the termination date. No stock options may be granted under the 2000 Option Plan after it has been terminated.

     The approval of the 2000 Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 OPTION PLAN.

                                   PROPOSAL 5

          PROPOSAL TO APPROVE THE CDW SENIOR MANAGEMENT INCENTIVE PLAN

GENERAL

     On March 16, 2000, based upon the recommendation of the Compensation Committee, the Board of Directors adopted, subject to shareholder approval, the CDW Senior Management Incentive Plan (the "Senior Management Plan"). The Senior Management Plan is intended to provide incentives to certain senior officers and managers of the Company and thereby advance the interests of the Company by motivating such persons to act in the best interests of the Company's shareholders. The Senior Management Plan is intended to replace the CDW Officer and Manager Plan (the "Prior Officer and Manager Plan") and the Employee Incentive Bonus Pool (collectively, the "Prior Annual Bonus Plans"). If the Senior Management Plan is approved by shareholders, the Prior Annual Bonus Plans will be amended to provide that no further awards may be made thereunder.

     The following is a summary of the Senior Management Plan, which is qualified in its entirety by reference to the text of the Senior Management Plan. The Senior Management Plan is attached as Exhibit C to this Proxy Statement and is incorporated herein by reference.

ADMINISTRATION

     The Compensation Committee will administer the Senior Management Plan. Each member of the Compensation Committee is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code ("Section 162(m)").

     The Compensation Committee is authorized to interpret the Senior Management Plan and its application and, subject to the terms of the Senior Management Plan, to establish rules and regulations and to establish performance goals, as it deems necessary or desirable for the administration of the Senior Management Plan. The Compensation Committee may impose, incidental to the grant of an award under the Senior Management Plan, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions will be final, binding and conclusive.

     The Senior Management Plan is intended to comply, whenever possible and consistent with the objectives of the Senior Management Plan, with the requirements of Section 162(m). Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed to deduct each year for the compensation paid to the corporation's chief executive officer and each of the corporation's four most highly compensated executive officers other than the chief executive officer. This $1 million deduction limit does not apply, however, to "qualified performance-based compensation." To qualify as performance-based compensation, the following requirements must be satisfied:
(i) the compensation can be payable only if performance goals, determined by a committee consisting solely of two or more "outside directors," are satisfied;
(ii) the material terms under which the compensation is to be paid, including the performance goals, must be disclosed to shareholders and approved by a separate majority vote of the corporation's shareholders before the compensation is paid; and (iii) the committee must certify that the applicable performance goals have been satisfied before payment of any performance-based compensation is made.

SHARES AVAILABLE

     The maximum number of shares of Common Stock available under the Senior Management Plan that may be issued at the discretion of the Compensation Committee as either shares of Common Stock, restricted shares of Common Stock or upon the exercise of non-qualified stock options is 750,000, subject to adjustment in the event of a stock split, stock dividend or other similar change in capitalization. If the Senior Management Plan is approved by shareholders, the number of shares available for the future grant of stock options under the Prior Officer and Manager Plan, currently 376,098, will no longer be available for the future grant of stock options.

     Shares of Common Stock to be delivered under the Senior Management Plan may be treasury shares, authorized and unissued shares, or a combination thereof. If shares of Common Stock subject to an award granted under the Senior Management Plan are not issued by reason of the expiration, termination, cancellation or forfeiture of that award, those shares will be available for issuance of new awards under the Senior Management Plan.

 ELIGIBILITY TO PARTICIPATE

     Participants in the Senior Management Plan shall consist of such officers, managers and other key employees of the Company, its affiliates and its subsidiaries as the Compensation Committee in its sole discretion may select from time to time. Approximately 17 employees currently are designated to participate in the Senior Management Plan.

INCENTIVE AWARDS

     General. The Compensation Committee will have the discretion under the Senior Management Plan to award quarterly incentive awards ("Quarterly Incentive Awards") and annual incentive awards ("Annual Incentive Awards") (collectively, the "Incentive Awards"). Quarterly Incentive Awards shall be payable only in cash. Annual Incentive Awards shall be payable, in the discretion of the Compensation Committee, in cash, in shares of Common Stock, including restricted shares of Common Stock, or in non-qualified stock options, or in any combination of the foregoing. All payments in Common Stock, including restricted shares of Common Stock, and stock options shall be made in lieu of payments in cash. Payment of Incentive Awards will be contingent upon the satisfaction of Performance Measures (as defined below) established by the Compensation Committee and upon continued employment through the end of the applicable quarterly or annual incentive period. The Compensation Committee will determine, in its sole discretion, the amount, form and conditions, including the satisfaction of Performance Measures, applicable to each Incentive Award.

     The maximum amount that may be paid to any participant under any Quarterly Incentive Award shall not exceed $750,000 and under any Annual Incentive Award shall not exceed $3,000,000. In no event may the aggregate amount paid to any participant in respect of any fiscal year of the Company under any Annual Incentive Award and under all Quarterly Incentive Awards exceed $3,000,000. The maximum number of shares of Common Stock with respect to which non-qualified stock options may be granted under the Senior Management Plan (which stock options are granted in lieu of payment in cash) during any fiscal year to any participant shall be 100,000.

     Performance Measures. Under the Senior Management Plan, the payment of Incentive Awards will be subject to the satisfaction of certain performance measures ("Performance Measures"). The Compensation Committee will establish the Performance Measures applicable to each Incentive Award. Under the Senior Management Plan, Performance Measures may be based upon one or more of the following: operating income, net income, earnings per share, the price of a share of Common Stock, return to shareholders (including dividends), return on equity, return on assets, revenues, market share, cash flow, cost reduction goals, or any combination of the foregoing. If the Compensation Committee determines that the Performance Measure or Performance Measures applicable to an Incentive Award have been satisfied, the holder of the award will be entitled to payment. All determinations regarding whether a Performance Measure has been satisfied, and all other decisions relating to Performance Measures, will be within the sole discretion of the Compensation Committee.

     Payment of Incentive Awards. The Company shall pay Incentive Awards following certification by the Compensation Committee that the Performance Measures applicable thereto have been satisfied. Payment of Annual Incentive Awards shall be in cash, in shares of Common Stock, including restricted shares of Common

Stock, in non-qualified stock options, or in any combination of the foregoing. Where an Annual Incentive Award is payable in Common Stock, in restricted shares of Common Stock or in non-qualified stock options, the following provisions shall be applicable to such payment:

     - Common Stock. Shares of Common Stock will be subject to such terms and conditions as the Compensation Committee may determine, including any restrictions upon transfer of such shares of Common Stock. The number of shares of Common Stock payable to a participant shall be equal to the dollar amount of the Annual Incentive Award, or the portion thereof that is to be paid in shares of Common Stock, as determined by the Compensation Committee, divided by the Fair Market Value (as defined in the Senior Management Plan) of a share of Common Stock as of the date of the grant of such shares of Common Stock.

     - Restricted Stock. Restricted shares of Common Stock will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period. All the terms relating to the restricted shares of Common Stock, including the length of the restriction period and the terms of any forfeiture or cancellation upon a termination of employment with the Company, will be determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee, the holder of restricted shares of Common Stock will have the rights of a shareholder of the Company, including the right to vote and receive dividends with respect thereto.

          The number of restricted shares of Common Stock payable to a participant shall be equal to the dollar amount of the Annual Incentive Award, or the portion thereof that is to be paid in restricted shares of Common Stock, as determined by the Compensation Committee, divided by the Fair Market Value of a share of Common Stock on the date of the grant of such award of restricted shares of Common Stock.

     - Non-qualified Stock Options. Non-qualified options to purchase shares of Common Stock will be subject to such terms and conditions as the Compensation Committee shall determine, including the related exercise price per share of Common Stock, the period during which the stock option may be exercised, whether the stock option will become exercisable in cumulative or non-cumulative installments and in part or in full at any time, the extent of the restrictions upon transfer of the stock option and all other terms applicable thereto. The number of shares of Common Stock subject to a non-qualified stock option to be granted to a participant shall be equal to the dollar amount of the Annual Incentive Award, or the portion thereof, that is to be paid by means of a non-qualified stock option, divided by an amount equal to the difference between the exercise price designated by the Compensation Committee with respect to such option and the Fair Market Value of a share of Common Stock as of the date of the grant of such option.

          The Fair Market Value of a share of Common Stock on March 30, 2000 was $74.00.

CHANGE IN CONTROL

     In the event of a Change in Control (as defined in the Senior Management
Plan), the Performance Measures applicable to any outstanding Incentive Award shall be deemed to be satisfied, the amount payable pursuant to such Incentive Award shall be calculated based on performance through the date of the Change in Control and such Incentive Award shall become payable in full. In addition, the restriction period applicable to any restricted shares of Common Stock previously granted shall lapse and all options outstanding under the Senior Management Plan shall immediately become exercisable in full.

     Upon a Change in Control in connection with which the holders of Common Stock receive shares of publicly-traded common stock, there shall be substituted for each share of Common Stock available under the Senior Management Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the exercise price per share of each option outstanding under the Senior Management Plan shall be appropriately adjusted by the Compensation Committee.

     Upon a Change in Control in which the Company's shareholders receive consideration other than shares of common stock that are publicly traded, each outstanding option outstanding under the Senior Management Plan will be surrendered to the Company by the holder thereof, and each such option will immediately be cancelled by the Company, and the holder will receive, within 10 days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to the option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control over
(ii) the purchase price per share of Common Stock subject to the option.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief overview of the United States federal income tax consequences of participation in the Senior Management Plan and should not be relied upon as being a complete description. It does not address the state or local tax aspects of participation in the Senior Management Plan.

     Grant of Incentive Award. A participant receiving an Incentive Award under the Senior Management Plan will not recognize taxable income upon the grant of such Incentive Award and the Company will not be entitled to a tax deduction at such time.

     Incentive Award Payable in Cash. Upon the payment of an Incentive Award in cash, the participant will recognize ordinary income in an amount equal to the cash paid by the Company. This amount will be deductible by the Company as a compensation expense, except to the extent the $1 million deduction limit of
Section 162(m) applies.

     Annual Incentive Award Payable in Common Stock. Upon the payment of an Annual Incentive Award in shares of Common Stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock. This amount will be deductible by the Company as a compensation expense, except to the extent the $1 million deduction limit of Section 162(m) applies.

     Annual Incentive Award Payable in Restricted Stock. Upon the settlement of an Annual Incentive Award in restricted shares of Common Stock, the participant will not recognize any taxable income at the time of the grant of restricted shares of Common Stock, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at the time of the grant. If such an election is not made, the participant will recognize compensation taxable as ordinary income (subject to income tax withholding) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for the shares (other than by settlement of the Annual Incentive Award). The amount of ordinary income recognized by a participant will be deductible by the Company as compensation, except to the extent the $1 million deduction limit of Section 162(m) applies. In addition, dividends received by the participant with respect to restricted shares of Common Stock for which the above-described election has not been made and prior to the time the restrictions lapse are treated as taxable compensation (and subject to income tax withholding), rather than dividend income, and the Company will be entitled to a corresponding deduction, except to the extent that the $1 million deduction limit of Section 162(m) applies.

     Annual Incentive Award payable in Non-qualified Stock Options. Upon the settlement of an Incentive Award by means of a non-qualified stock option, the participant will not recognize any taxable income upon the grant of the non-qualified stock option. Upon exercise of the non-qualified stock option, the participant will recognize compensation taxable as ordinary income (and be subject to income tax withholding) equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction, except to the extent the $1 million deduction limit of Section 162(m) applies. Notwithstanding the foregoing, if the non-qualified stock option has an exercise price that is not a significant amount in relation to the fair market value of a share of Common Stock on the date of grant, the participant will recognize compensation taxable as ordinary income (and be subject to income tax withholding) at such time as the stock option becomes exercisable. The amount of such taxable income will be equal to the excess of the fair market value of the shares subject to the option at the time the option becomes exercisable over their exercise price, and the Company will be entitled to a corresponding deduction, except to the extent that the $1 million deduction limit of Section 162(m) applies.

EFFECTIVE DATE, TERMINATION AND AMENDMENT

     If approved by shareholders at the Annual Meeting, the Senior Management Plan will become effective as of January 1, 2000. The Board may amend the Senior Management Plan at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m). Nonetheless, the Board may not increase the number of shares available under the Senior Management Plan or extend the term of the Senior Management Plan, without shareholder approval. No amendment may impair the rights of a holder of outstanding restricted shares of Common Stock or outstanding stock options granted under the Senior Management Plan without the holder's consent.

     The Senior Management Plan shall expire on January 1, 2010, but may be terminated earlier by our Board. Termination of the Senior Management Plan will not affect the terms or conditions of any Annual Incentive Awards, any restricted shares of Common Stock or any stock options granted under the Senior Management Plan prior to the termination date. No Incentive Awards may be granted under the Senior Management Plan after it has been terminated.

AWARDS IN FISCAL 2000

     The Compensation Committee has, contingent upon approval of the Senior Management Plan by the Company's shareholders, granted Annual Incentive Awards for the fiscal year ending December 31, 2000 and has established the Performance Measures with respect to such awards. The amounts that will become payable pursuant to such awards are not determinable prior to December 31, 2000. The following table shows the amounts that would have been payable to the persons and groups set forth in the table, assuming that the Senior Management Plan had been in effect for the fiscal year ended December 31, 1999.

                                NEW PLAN BENEFITS

         Name and Position                                            Dollar Value              Number of Units*
         -----------------                                            ------------              ----------------
Michael P. Krasny,                                                     $1,225,219
Chairman of the Board and
Chief Executive Officer

Gregory C. Zeman,                                                      $1,692,900
President and Director

Daniel B. Kass,                                                        $1,683,180
Executive Vice President-Sales and Director

Paul A. Kozak                                                          $  924,939
Senior Vice-President-Purchasing

Harry J. Harczak, Jr.                                                  $  924,939
Chief Financial Officer,
Treasurer and Secretary

James Shanks                                                           $  924,939
Chief Information Officer

Executive Group  (8 participants)                                      $8,386,199

Non-Executive Director Group                                                   --

Non-Executive Officer Employee Group (9 participants)                  $1,556,150

* No Annual Incentive Awards are denominated in Units. All Annual Incentive Awards, whether payable in cash, in shares of Common Stock, including restricted shares of Common Stock, or in stock options, are denominated in dollars.

     The approval of the Senior Management Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SENIOR MANAGEMENT INCENTIVE PLAN.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     As of this date, the Company is not aware that any matters are to be presented for action at the meeting other than those referred to in the Notice of Annual Meeting, but the proxy form sent herewith, if executed and returned, gives discretionary authority with respect to any other matters that may come before the meeting.


                                    By Order of the Board of Directors,

                                    /s/ Harry J. Harczak, Jr.
                                    ----------------------------------------
                                    Harry J. Harczak, Jr.
                                    Secretary


Vernon Hills, Illinois
April 7, 2000

                                    Exhibit A


                   AMENDMENT TO ARTICLES OF INCORPORATION FOR
                           CDW COMPUTER CENTERS, INC.


          RESOLVED, that the first sentence of Article FOURTH of the Articles of Incorporation of the Company is hereby amended to read in its entirety as follows:

"FOURTH: The aggregate number of shares of stock that the Corporation is authorized to issue is five hundred five million (505,000,000), five hundred million (500,000,000) of such shares being classified as common stock, each such share having a par value of $.01 (the "Common Stock"), and five million (5,000,000) of such shares being classified as preferred stock, each such share having a par value of One and 00/100 Dollar ($1.00) (the "Preferred Stock")"

                                    Exhibit B

                      CDW 2000 INCENTIVE STOCK OPTION PLAN

                                I. INTRODUCTION

1.1 PURPOSES. The purposes of the 2000 Incentive Stock Option Plan (the "Plan") of CDW Computer Centers, Inc., an Illinois corporation (the "Company"), are (i) to align the interests of the Company's stockholders and the recipients of options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting, motivating and retaining directors, officers, other employees, consultants and well-qualified persons who are not officers or employees of the Company ("Non-Employee Directors") for service as directors of the Company and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2 ADMINISTRATION. This Plan shall be administered by a committee (the "Committee") designated by the Board of Directors of the Company (the "Board") consisting of two or more members of the Board. Each member of the Committee may be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and shall determine the number of shares of Common Stock subject to each option granted hereunder, the exercise price of such option, the time and conditions of exercise of such option and all other terms and conditions of such option, including, without limitation, the form of the option agreement. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an option intended to be qualified performance-based compensation, take action such that any or all outstanding options shall become exercisable in part or in full. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive. Each option shall be evidenced by a written agreement (an "Agreement") between the Company and the optionee setting forth the terms and conditions of such option.

     The Committee may delegate some or all of its power and authority hereunder to the Board or the Chairman of the Board and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chairman of the Board and Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chairman of the Board and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

     No member of the Board or Committee, and neither the Chairman of the Board and Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chairman of the Board and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Articles of Incorporation and/or By-Laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.3 ELIGIBILITY. Participants in this Plan shall consist of such directors (including Non-Employee Directors), officers and other employees, persons expected to become directors, officers and other employees and consultants of the Company, its affiliates and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries") as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment shall also mean an agency relationship with the Company and references to employment by the Company shall also mean employment by an affiliate of the Company or a Subsidiary. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors of the Company shall be eligible to participate in this Plan in accordance with Section III.

1.4 SHARES AVAILABLE. Subject to adjustment as provided in Section 4.6, 2,000,000 shares of the common stock, par value $0.01 per share, of the Company ("Common Stock") plus the sum of: (i) the number of shares of Common Stock available for the future grant of stock options under the CDW 1996 Incentive Stock Option Plan and (ii) the total number of shares of Common Stock available for the future grant of stock options under the CDW Incentive Stock Option Plan and the CDW Director Stock Option Plan combined, shall be available for grants of options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option granted under this Plan, or any plan described in clause (i) or (ii) of the preceding sentence, are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option (other than by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of such option, or to satisfy all or a portion of the tax withholding obligations relating to such option), then such shares of Common Stock shall again be available under this Plan.

     Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

     To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, the maximum number of shares of Common Stock with respect to which options may be granted during any calendar year to any person shall be 1,000,000, subject to adjustment as provided in Section 4.6.

                               II. STOCK OPTIONS

2.1 GRANTS OF STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a "Non-Statutory Stock Option". An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any subsidiary (as defined in Section 424 of the Code). An "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option. Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options. "Fair Market Value" shall mean the closing transaction price of a share of Common Stock as reported on The Nasdaq Stock Market on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which a transaction was reported; provided, however, that Fair Market Value may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

2.2 TERMS OF STOCK OPTIONS. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

     (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant and provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish performance measures or other criteria, which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

     (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

     (d) Non-Competition. In the event that an optionee is employed by, receives compensation from or otherwise is associated with or has agreed in principle to be employed by or to receive compensation from or otherwise be associated as an officer, agent, director, employee, shareholder, consultant or otherwise with a Competitor (as hereinafter defined) of the Company at any time prior to the expiration of the optionee's options: (i) any and all unexercised options shall be forfeited and (ii) any and all Option Proceeds (as hereinafter defined) shall be immediately due and payable by the optionee to the Company. For purposes of this Section, "Competitor" shall mean any entity or person which engages for any portion of its business in the sale of personal computer products to residents of the United States. For purposes of this Section, "Option Proceeds" shall mean (i) the difference between (A) the Fair Market Value of a share of Common Stock on at the date of exercise and (B) the per share exercise price of the option, multiplied by (ii) the number of shares of Common Stock acquired pursuant to any exercise of options issued under this Plan which occurs after the date 24 months prior to the date of the optionee's termination of employment with the Company. The remedy provided by this Section shall be in addition to and not in lieu of any rights or remedies which the Company may have against the optionee in respect of a breach by the optionee of any duty or obligation to the Company.

2.3 TERMINATION OF EMPLOYMENT OR SERVICE.

     (a) Disability. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with or service to the Company terminates by reason of Disability, each option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year after the effective date of such optionee's termination of employment or service and
(ii) the expiration date of the term of such option. For purposes of this Plan, "Disability" shall mean the inability of an optionee substantially to perform such optionee's duties and responsibilities for a continuous period of at least six months.

     (b) Retirement. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with or service to the Company terminates by reason of retirement on or after age 62 after a minimum of 10 years of continuous employment with or service to the Company ("Retirement"), each option held by such optionee shall, to the extent not exercisable as of the effective date of the optionee's retirement, become exercisable in accordance with the vesting provisions set forth in the Agreement relating to such option and upon becoming exercisable may be exercised by such optionee (or such optionee's legal representative or similar person) until the expiration date of the term of such option.

     (c) Death. If an optionee's employment with or service to the Company terminates by reason of death, each option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option.

     (d) Other Termination. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with or service to the Company terminates for any reason other than Disability, Retirement or death or for Cause, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such option. For purposes of this Plan, "Cause" shall mean (i) the commission of a criminal act, fraud, gross negligence or willful misconduct against, or in derogation of, the interests of the Company; (2) divulging confidential information regarding the Company; (3) interference with the relationship between the Company and any major supplier or customer; or (4) the performance of any similar action that the Committee, in its sole discretion, may be deem to be sufficiently injurious to the interests of the Company to constitute cause for termination.

     (e) Termination of Employment - Incentive Stock Options. Unless otherwise specified in the Agreement relating to an option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code), each Incentive Stock Option held by such optionee shall be exercisable to the extent set forth in Section 2.3(a), and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year after the effective date of such optionee's termination of employment and
(ii) the expiration date of the term of such option.

     Unless otherwise specified in the Agreement relating to an option, if the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability or death or for Cause, each Incentive Stock Option held by such optionee shall be exercisable to the extent set forth in Section 2.3(a), Section 2.3(b) or Section 2.3(d), as applicable, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

     (f) Death Following Termination of Employment or Service. Unless otherwise specified in the Agreement relating to an option, if an optionee dies during the period set forth in Section 2.3(a), Section 2.3(b), Section 2.3(d), if any, or
Section 2.3(e), each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and
(ii) the expiration date of the term of such option.

     (g) Cause. Notwithstanding anything to the contrary in this Plan or in any Agreement relating to an option, if the employment with or service to the Company of the holder of an option is terminated by the Company for Cause, each option held by such holder shall terminate automatically on the effective date of such holder's termination of employment or service.


               III. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

3.1 ELIGIBILITY. Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Section III. All options granted under this Section III shall constitute Non-Statutory Stock Options.

3.2 AUTOMATIC GRANTS OF STOCK OPTIONS. Each Non-Employee Director shall be granted Non-Statutory Stock Options as follows:

     (a) Time of Grant. On the first trading day of each calendar year commencing with calendar year 2001, each person who is a Non-Employee Director as of such date shall be granted an option to purchase 6,000 shares of Common Stock plus an additional number of whole shares of Common Stock determined by multiplying 6,000 by the percentage increase in the Company's net income for the fiscal year immediately preceding the year in which the grant is made over such net income for the next preceding fiscal year, in each case calculated in accordance with generally accepted accounting principles, applied on a consistent basis (collectively, the "Director Shares"); provided, however, that if such person did not serve as a Non-Employee Director during the entire calendar year preceding the calendar year in which such grant is made, such Non-Employee Director shall be granted an option to purchase a number of whole shares of Common Stock equal to the Director Shares multiplied by a fraction, the numerator of which is the number of days during such person's period of service during such preceding calendar year and the denominator of which is 365. Such options shall be granted at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option.

     (b) Option Period and Exercisability. Except as otherwise provided herein, each option granted under this Article III shall not be exercisable until the third anniversary of its date of grant and as of such third anniversary date such option shall be exercisable in its entirety. Each option granted under this
Article III shall expire ten years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article III shall be exercisable in accordance with Section 2.2(c).

3.3 TERMINATION OF DIRECTORSHIP.

     (a) Disability. If the holder of an option granted under Section 3.2 ceases to be a director of the Company by reason of Disability, each such option held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of the (i) date which is one year after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

     (b) Retirement. If the holder of an option granted under Section 3.2 ceases to be a director of the Company due to Retirement, each such option held by such holder shall, to the extent not exercisable as of the effective date of the optionee's Retirement, become exercisable in accordance with the vesting provisions set forth in the Agreement relating to such option and upon becoming exercisable may be exercised by such optionee (or such optionee's legal representative or similar person) until the expiration date of the term of such option.

     (c) Death. If the holder of an option granted under Section 3.2 ceases to be a director of the Company by reason of death, each such option held by such holder shall be fully exercisable on the date of such holder's death and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of the (i) date which is one year after the date of death and (ii) the expiration date of the term of such option.

     (d) Other Termination. If the holder of an option granted under Section 3.2 ceases to be a director of the Company for any reason other than Disability, Retirement, death or for Cause, each such option held by such holder shall be exercisable only to the extent such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

     (e) Death Following Termination of Directorship. If the holder of an option granted under Section 3.2 dies during the period set forth in Section 3.3(a),
Section 3.3(b) or Section 3.3(d), each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder's death and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of the (i) date which is one year after the date of death and (ii) the expiration date of the term of such option.

     (f) Cause. Notwithstanding anything to the contrary in this Plan or in any Agreement relating to an option, if the holder of an option granted under
Section 3.2 ceases to be a director of the Company due to Cause, each option held by such holder shall terminate automatically on the effective date of such holder's ceasing to be a director of the Company.


3.4 DISCRETIONARY GRANTS OF STOCK OPTIONS. The Committee may, in its discretion, grant additional options to purchase shares of Common Stock ("Discretionary Director Options") to all Non-Employee Directors or to any one or more of them. Each Discretionary Director Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the

Committee shall deem advisable:

     (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to a Discretionary Director Option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of the option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

     (b) Exercise Period and Exercisability. The period during which a Discretionary Director Option may be exercised shall be determined by the Committee. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of a Discretionary Director Option or to the exercisability of all or a portion of a Discretionary Director Option. The Committee shall determine whether a Discretionary Director Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Director Discretionary Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock. Each Discretionary Director Option shall be exercisable in accordance with Section 2.2(c).

     (c) Termination of Directorship. All of the terms relating to the exercise, cancellation or other disposition of a Discretionary Director Option upon a termination of service as a director of the Company of the recipient of a Discretionary Director Option, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee.


                                  IV. GENERAL

4.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 2000 annual meeting of stockholders, shall become effective as of the date of approval by the Board. No option may be exercised prior to the date of such stockholder approval. This Plan shall terminate 10 years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any option granted prior to termination.

     In the event that this Plan is not approved by the stockholders of the Company on or before May 24, 2000, this Plan and any options granted hereunder shall be null and void.

4.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 4.6), (b) effect any change inconsistent with Section 422 of the Code, (c) extend the term of this Plan or
(d) permit the grant of a stock option having a purchase price per share of Common Stock of less that 100% of the Fair Market Value of a share of Common Stock on the date of grant of such stock option. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder.

4.3 AGREEMENT. No option shall be valid until an Agreement is executed by the Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such option shall be effective as of the effective date set forth in the Agreement.

4.4 NON-TRANSFERABILITY. Unless otherwise specified in the Agreement relating to an option, no option hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option hereunder, such option and all rights thereunder shall immediately become null and void.

4.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an option hereunder. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the option (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the optionee may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (D) a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A),
(B) and (C), in each case to the extent set forth in the Agreement relating to the option; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee.

4.6 RESTRICTIONS ON SHARES. Each option hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise of such option or the delivery of shares thereunder, such option shall not be exercised and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

4.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the maximum number and class of securities with respect to which options may be granted during any calendar year to any person, the number and class of securities subject to each outstanding option, the purchase price per security, and the number and class of securities subject to each option to be granted to Non-Employee Directors pursuant to Article III shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an option under this Plan, the Company shall pay the optionee, in connection with the first exercise of the option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

4.8 CHANGE IN CONTROL.

     (a)(1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, all outstanding options shall immediately become exercisable in full and there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made without an increase in the aggregate purchase price or base price.

     (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of Common Stock subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

     (b) "Change in Control" shall mean

     (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act , of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of both (x) 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and (y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting Securities held by the Krasny Family (as hereinafter defined); excluding, however, the following: (A) any acquisition directly from the Company or any member of the Krasny Family (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company or from any member of the Krasny Family), (B) any acquisition by the Company , any member of the Krasny Family or any group that includes a member of the Krasny Family, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (3) of this Section 4.7(b) shall be satisfied, provided that, for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or any member of the Krasny Family) shall, by reason of an acquisition of Outstanding Company Voting Securities by the Company, become the beneficial owner of both (x) 25% or more of the Outstanding Company Voting Securities and
(y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting Securities held by the Krasny Family, and such Person shall, after such acquisition of Outstanding

Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

     (2) individuals who, as of the date of approval of this Plan by the stockholders of the Company, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date of approval of this Plan by the stockholders of the Company whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a person or group for the purpose of opposing a solicitation by any other person or group with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed a member of the Incumbent Board;

     (3) consummation of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation,
(i) more than 50% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, both (x) 25% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities of such corporation equal to or in excess of the combined voting power of the then outstanding securities of such corporation held by the Krasny Family and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

     (4) consummation of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 50% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such sale or other disposition, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, both (x) 25% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities thereof equal to or in excess of the combined voting power of the then outstanding securities thereof held by the Krasny Family and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

     (c) "Krasny Family" shall mean Michael P. Krasny, Janet Krasny, any descendant of Michael P. Krasny or Janet Krasny or the spouse of any such descendant (collectively, the "Krasny Family Group"), any trust, partnership or other entity for the benefit of any member of the Krasny Family Group, the estate of any member of the Krasny Family Group or any charitable organization established by any member of the Krasny Family Group.

4.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any option granted hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

4.10 RIGHTS AS STOCKHOLDER. No person shall have any rights as a stockholder of the Company with respect to any shares of Common Stock which are subject to an option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

4.11 DESIGNATION OF BENEFICIARY. If permitted by the Company, an optionee may file with the Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

     Each beneficiary designation shall become effective only when filed in writing with the Committee during the optionee's lifetime on a form prescribed by the Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

     If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

4.12 GOVERNING LAW. This Plan, each option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

4.13 FOREIGN EMPLOYEES. Without amending this Plan, the Committee may grant options to eligible persons who are subject to laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

                                    Exhibit C


                      CDW SENIOR MANAGEMENT INCENTIVE PLAN

                                 I. INTRODUCTION

1.1 PURPOSE. The CDW Senior Management Incentive Plan (the "Plan") of CDW Computer Centers, Inc., an Illinois Corporation (the "Company"), is intended to provide incentives to certain senior officers and managers of the Company and its subsidiaries and affiliates and thereby advance the interests of the Company by attracting and retaining senior officers and managers and motivating such persons to act in the best interests of the Company's stockholders.

1.2  CERTAIN DEFINITIONS.

     "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

     "ANNUAL INCENTIVE AWARD" shall mean a right, contingent upon the attainment of specified Performance Measures within an Annual Incentive Period and continued employment with the Company through the end of such Annual Incentive Period, to receive payment in cash, in shares of Common Stock, including restricted shares of Common Stock, in non-statutory stock options or in any combination of the foregoing, reduced by the sum of all Quarterly Incentive Awards received during such Annual Incentive Period.

     "ANNUAL INCENTIVE PERIOD" shall mean a fiscal year of the Company.

     "BOARD" shall mean the Board of Directors of the Company.

     "CHANGE IN CONTROL" shall have the meaning set forth in Section 3.6(b).

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code.

     "COMMON STOCK" shall mean the common stock, $.01 per value, of the Company.

     "COMPANY" has the meaning specified in Section 1.1.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" shall mean the closing transaction price of a share of Common Stock as reported on The Nasdaq Stock Market on the date as of which such value is being determined or, if there shall be no reported transaction for such day, on the next preceding day for which a transaction was reported.

     "INCENTIVE AWARD" shall mean an Annual Incentive Award or a Quarterly Incentive Award.

     "INCUMBENT BOARD" shall have the meaning set forth in Section 3.6(b)(2) hereof.

     "MATURE SHARES" shall mean previously acquired shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

     "PARTICIPANT" shall mean a senior officer or manager of the Company or a Subsidiary who has been selected for participation in the Plan by the Committee.

     "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met during the applicable Quarterly Incentive Period or Annual Incentive Period as a condition to the holder's receipt of the payment with respect to an Incentive Award. Such criteria and objectives may include one or more of the following: operating income, net income, earnings per share, the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, return to stockholders (including dividends), return on equity, return on assets, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee (A) no later than 21 days after the beginning of the Quarterly Incentive Period (or such other time designated by the Internal Revenue Service) in the case of a Quarterly Incentive Award and (B) no later than 90 days after the beginning of the Annual Incentive Period (or such other time designated by the Internal Revenue Service) in the case of an Annual Incentive Award and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard.

     "QUARTERLY INCENTIVE AWARD" shall mean a right, contingent upon the attainment of specified Performance Measures within a Quarterly Incentive Period and continued employment with the Company through the end of such Quarterly Incentive Period, to receive payment in cash.

     "QUARTERLY INCENTIVE PERIOD" shall mean one quarter of the fiscal year of the Company.

     "SUBSIDIARY" shall have the meaning set forth in Section 1.4.

1.3 ADMINISTRATION. The Committee shall administer this Plan. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons, the time and conditions of payment of the award and all other terms and conditions of the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that all or a portion of the Quarterly Incentive Period or the Annual Incentive Period applicable to any outstanding Incentive Award shall lapse, the Performance Measures applicable to any outstanding Incentive Award shall be deemed to be satisfied, the amount payable pursuant to such Incentive Award shall be calculated based on performance through the date specified in such action and such Incentive Award shall be payable in full. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof and establish rules and regulations it deems necessary or desirable for the administration of this Plan. The Committee may impose, incidental to the grant of an Incentive Award, conditions with respect to such grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

     The Committee may delegate some or all of its power and authority hereunder to the Chairman of the Board and Chief Executive Officer (the "CEO") or such other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority with regard to the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the CEO or other executive officers of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, price or an amount of an award to such officer or other person.

     No member of the Board or Committee, and neither the CEO nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the CEO or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Articles of Incorporation and/or By-Laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4 ELIGIBILITY. Participants in this Plan shall consist of such senior officers and managers of the Company, its subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries") and its affiliates, as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary or an affiliate. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 3.5, 750,000 shares of Common Stock shall be available for grants of Common Stock, restricted shares of Common Stock and/or non-statutory stock options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options and outstanding stock awards. To the extent that shares of Common Stock subject to an outstanding option or stock award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

     Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

                              II. INCENTIVE AWARDS

2.1 INCENTIVE AWARDS. The Committee may, in its discretion, grant Incentive Awards to such eligible persons as may be selected by the Committee.

2.2 TERMS OF INCENTIVE AWARDS. Incentive Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) Amount of Incentive Award. The amount of an Incentive Award shall be determined by the Committee; provided, however, that the maximum amount that may be paid to any Participant under any Quarterly Incentive Award for any Quarterly Incentive Period shall not exceed $750,000, and any Annual Incentive Award for any Annual Incentive Period shall not exceed $3,000,000. In no event may the aggregate amount paid to any Participant in respect of any fiscal year of the Company under any Annual Incentive Award and under all Quarterly Incentive Awards exceed $3,000,000.

     (b) Performance Measures. The Performance Measures applicable to a Quarterly Incentive Award or an Annual Incentive Award shall be determined by the Committee based upon the achievement during the applicable Quarterly Incentive Period or Annual Incentive Period of the goals established by the Committee.

     (c) Settlement of Quarterly Incentive Awards. Quarterly Incentive Awards may be settled only in cash.

     (d) Settlement of Annual Incentive Awards. Annual Incentive Awards may be settled in cash, in shares of Common Stock, including restricted shares of Common Stock, in non-statutory stock options or in any combination of the foregoing, as determined by the Committee in its sole discretion.

     (1) Settlement in Common Stock. If an Annual Incentive Award, or a portion thereof, is settled in shares of Common Stock, the Committee in its sole discretion shall determine all the terms and conditions relating to the award of shares of Common Stock, including any restrictions upon the transfer of such shares of Common Stock. The number of shares of Common Stock awarded to a participant in settlement of an Annual Incentive Award, or a portion thereof, shall be equal to the dollar amount of the Annual Incentive Award, or a portion thereof, to be paid in shares of Common Stock divided by the Fair Market Value of a share of Common Stock as of the date of the award of such shares of Common Stock.

     (2) Settlement in Restricted Stock. If an Annual Incentive Award, or a portion thereof, is settled in restricted shares of Common Stock, such restricted shares shall be subject to forfeiture if the Participant holding such restricted shares does not remain continuously employed by the Company during the restriction period. The Committee in its sole discretion shall determine all of the terms relating to the restricted shares of Common Stock, including the length of the restriction period. Unless otherwise determined by the Committee, any Participant holding restricted shares of Common Stock shall have the rights of a stockholder of the Company, including the right to vote and receive dividends with respect to such restricted shares of Common Stock. The number of restricted shares of Common Stock granted to a Participant in settlement of an Annual Incentive Award, or a portion thereof, shall be equal to the dollar amount of the Annual Incentive Award, or portion thereof, to be paid in restricted shares of Common Stock divided by the Fair Market Value of a share of Common Stock as of the date of grant of such restricted shares of Common Stock.

     (3) Settlement in Non-Statutory Stock Options. If an Annual Incentive Award, or a portion thereof, is settled by means of the grant of a non-statutory stock option, the Committee shall determine the number of shares of Common Stock subject to such stock option, the related exercise price per share of Common Stock, the period during which the stock option may be exercised, whether the stock option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time, the extent of the restrictions upon transfer of the stock option and all other terms and conditions applicable thereto. The number of shares of Common Stock subject to non-statutory stock options granted in settlement of an Annual Incentive Award, or a portion thereof, shall be equal to the dollar amount of the Annual Incentive Award, or a portion thereof, to be settled by means of the grant of a stock option, divided by an amount equal to the difference between the exercise price per share of Common Stock designated by the Committee with respect to such stock option and the Fair Market Value of a share of Common Stock as of the date of grant of such stock option. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, the maximum number of shares of Common Stock with respect to which options may be granted under this Plan during any fiscal year to any Participant shall be 100,000, subject to adjustment as provided in
Section 3.5.

2.3 TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the satisfaction of Performance Measures and the termination of a Quarterly Incentive Period or an Annual Incentive Period, or any cancellation or forfeiture of an Incentive Award upon a termination of employment with the Company of the holder of such Incentive Award, whether by reason of disability, retirement, death or other termination, shall be determined by the Committee. Notwithstanding anything herein to the contrary, in furtherance of this Plan's objective of retaining senior officers and managers of the Company, an Incentive Award shall not accrue on a pro rata basis and shall not become earned in any amount or to any extent unless and until a Participant has been employed by the Company throughout the entire applicable incentive period, at which time the Incentive Award will become earned in its entirety, subject to the Committee's certification that the Performance Measures applicable to such Incentive Award have been satisfied.

                                  III. GENERAL

3.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 2000 annual meeting of stockholders of the Company, shall become effective as of January 1, 2000. This Plan shall terminate 10 years after its effective date, unless earlier terminated by the Board.

3.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 3.5) or (b) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding Incentive Award without the consent of such holder.

3.3 NON-TRANSFERABILITY OF AWARDS. No Incentive Award and, unless otherwise specified in the Agreement relating thereto, no shares of Common Stock, restricted shares of Common Stock or stock options received in payment of an Annual Incentive Award, shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Each Incentive Award may be settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. No Incentive Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

3.4 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.


3.5 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the maximum number and class of securities with respect to which options may be granted during any fiscal year to any person, the number and class of securities subject to each outstanding option and the purchase price per security and the number and class of securities subject to each outstanding restricted stock award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise, if any, of such award.

3.6  CHANGE IN CONTROL.

     (a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding stock options shall immediately become exercisable in full, (ii) the restriction period applicable to any outstanding restricted stock previously granted shall lapse, (iii) the Performance Measures applicable to any outstanding Incentive Award shall be deemed to be satisfied, the amount payable pursuant to such Incentive Award shall be calculated based on performance through the date of the Change in Control and such Incentive Award shall become payable in full and (iv) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of a stock option shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding stock options without an increase in the aggregate purchase price.

     (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder thereof shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (i) in the case of a stock option, the number of shares of Common Stock then subject to such stock option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the stock option, (ii) in the case of a restricted stock award, the number of shares of Common Stock then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

     (b) "Change in Control" shall mean:

     (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act , of beneficial ownership within the meaning of Rule

13d-3 promulgated under the Exchange Act, of both (x) 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and (y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting Securities held by the Krasny Family (as hereinafter defined); excluding, however, the following: (A) any acquisition directly from the Company or any member of the Krasny Family (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company or from any member of the Krasny Family), (B) any acquisition by the Company, any member of the Krasny Family or any group that includes a member of the Krasny Family, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (3) of this Section 3.6(b) shall be satisfied, provided that, for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or any member of the Krasny Family) shall, by reason of an acquisition of Outstanding Company Voting Securities by the Company, become the beneficial owner of both (x) 25% or more of the Outstanding Company Voting Securities and
(y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting Securities held by the Krasny Family, and such Person shall, after such acquisition of Outstanding Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

     (2) individuals who, as of the date of approval of this Plan by the stockholders of the Company, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date of approval of this Plan by the stockholders of the Company whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a person or group for the purpose of opposing a solicitation by any other person or group with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed a member of the Incumbent Board;

     (3) consummation of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation,
(i) more than 50% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, both (x) 25% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities of such corporation equal to or in excess of the combined voting power of the then outstanding securities of such corporation held by the Krasny Family and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

     (4) consummation of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 50% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such sale or other disposition, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, both (x) 25% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities thereof equal to or in excess of the combined voting power of the then outstanding securities thereof held by the Krasny Family and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

     (c) "Krasny Family" shall mean Michael P. Krasny, Janet Krasny, any descendant of Michael P. Krasny or Janet Krasny or the spouse of any such descendant (collectively, the "Krasny Family Group"), any trust, partnership or other entity for the benefit of any member of the Krasny Family Group, the estate of any member of the Krasny Family Group or any charitable organization established by any member of the Krasny Family Group.

3.7 TAX WITHHOLDING. The Company shall have the right to withhold any Federal, state, local or other taxes that may be required to be withheld in connection with an Incentive Award. With respect to any portion of an Annual Incentive Award that is paid in Common Stock, in restricted shares of Common Stock or as a non-statutory stock option, the Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such portion of an Annual Incentive Award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii)(B)-(E). Any fraction of a share of Common Stock, which would be required to satisfy such an obligation, shall be disregarded and the remaining amount due shall be paid in cash by the holder.

3.8 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

3.9 GOVERNING LAW. This Plan, each award hereunder, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

                        Please date, sign and mail your
                      proxy card back as soon as possible


                         Annual Meeting of Shareholders
                           CDW COMPUTER CENTERS, INC.

                                  MAY 24, 2000





                                           PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

----------------------------------------------------------------------------------------------------------------------------------
[ X ] Please mark your
      votes as in this
      example.


               FOR  WITHHELD                                                                                FOR   AGAINST  ABSTAIN
 1.  ELECTION  [ ]    [ ]         Nominees:  Michael P. Krasny      2. Ratification of the selection of     [ ]      [ ]     [ ]
     OF                                      Gregory Z. Zeman          PricewaterhouseCoopers LLP. as the
     DIRECTORS                               Daniel B. Kass            independent accountants of CDW
                                             Joseph Levy, Jr.
INSTRUCTION: To withhold authority           Michelle L. Collins    3. A charter amendment to increase the  [ ]      [ ]     [ ]
to vote for any of the nominee(s)            Casey G. Cowell           number of authorized shares of
listed at right, please write that           Donald P. Jacobs          Common Stock.
nominee's name on the line below.)           Brian E. Williams

----------------------------------                                  4. Approval and ratification of the     [ ]      [ ]     [ ]
                                                                       CDW2000 Incentive Stock Option Plan.

                                                                    5. Approval and ratification of the     [ ]      [ ]     [ ]
                                                                       CDW Senior Management Incentive Plan.

                                                                       This proxy, when properly executed, will be voted in the
                                                                       manner directed herein. If no direction is made, this proxy will be voted FOR election of directors and FOR proposal 2, as permitted by law. The Board of Directors of CDW recommends a vote FOR proposals 1 and 2 set forth hereon.

                                                                       PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TODAY IN THE
                                                                       ENCLOSED ENVELOPE.



SIGNATURE(S) _______________________ Date _________________   _________________________________________________ Date _____________
                                                              (IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN)

NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                   CDW COMPUTER CENTERS, INC.
          200 N. MILWAUKEE AVE., VERNON HILLS, IL 60061
            THIS PROXY IS SOLICITED ON BEHALF OF THE
        BOARD OF DIRECTORS OF CDW COMPUTER CENTERS, INC.

The undersigned hereby appoints Michael P. Krasny and Gregory C. Zeman, and each of them with full power of substitution, the attorneys and the proxies of the undersigned, to represent and vote all shares of common stock, par value $.01 per share, of CDW Computer Centers, Inc., an Illinois corporation ("CDW"), the undersigned may be entitled to vote (or such lesser number as is specified on the reverse), with all powers of the undersigned would possess if personally present at the Annual Meeting of Shareholders of CDW to be held on May 24, 2000 (the "Annual Meeting") and at any adjournment(s) or postponement(s) thereof, on the matters and in the manner indicated on the reverse side hereof and described in the Proxy Statement (the "Proxy Statement") of CDW. This proxy revokes all prior proxies given by the undersigned. Unless otherwise specified, this proxy will be voted FOR each proposal listed on the reverse side of this proxy card. This proxy will also be voted in the discretion of the proxies on such other matters as may properly come before the Annual Meeting and at any adjournment(s) or postponement(s) thereof.

                        (TO BE SIGNED ON REVERSE SIDE.)